Prospectus

November 30, 2011,
as supplemented December 19, 2011

  ING Emerging Markets Index Portfolio* ADV/IEPAX

* The Portfolio described herein is indexed to an MSCI index.

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Emerging Markets Index Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securites (“Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses[1]	0.21%
Total Annual Portfolio Operating Expenses	1.36%
Waivers and Reimbursements[2]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.11%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to waive 0.15% of the management fee through May 1, 2014. The administrator is contractually obligated to waive the administrative services fee through May 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after May 1, 2014. These waivers will only renew if the adviser and/or the administrator elects to renew them and they are not eligible for recoupment.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
ADV	$113	376

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2010 there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International Emerging Markets 50 (“MSCI EM 50”) Index which is a tradable version of the MSCI Emerging Markets IndexSM . The MSCI EM 50 Index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of only 50 of its largest constituents. The MSCI EM 50 Index applies eligibility criteria to exclude some of the smallest emerging markets countries and uses depositary receipts in selected markets to increase accessibility. As of October, 2011, the MSCI EM 50 Index focused in the financial services sector and the natural resources industry.

Under normal conditions, the Portfolio invests all, or substantially all of its assets in equity securities of companies which are, at the time of purchase included in the MSCI EM 50 Index; depositary receipts representing securities in the MSCI EM 50 Index; convertible securities that are convertible into stocks included in the MSCI

ING Emerging Markets Index Portfolio	1

EM 50 Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EM 50 Index; and exchange traded funds.

The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures, swaps and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The sub-adviser (“Sub-Adviser”) may sell a security when the security’s percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Index Strategy   The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. The Portfolio’s actual holdings might not match the Index and the Portfolio’s effective exposure to index securities at any given time may not equal 100%.

Issuer Non-Diversification   The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

2	ING Emerging Markets Index Portfolio

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Since the Portfolio had not commenced operations as of the calendar year ended December 31, 2010, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Steve Sedmak	May Tong
Portfolio Manager (since 11/11)	Portfolio Manager (since 11/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Emerging Markets Index Portfolio	3

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolio’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio is a series of ING Variable Portfolios, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

The Portfolio’s shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio. Only Class ADV shares are offered in this Prospectus. Class ADV shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

The Portfolio is non-diversified, as defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

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KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Portfolio’s fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. The Portfolio will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio’s principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s principal investment strategies.

The discussions below expand on the risks included in the Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued) may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Focused Investing in Financial Services Sector.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.

Focused Investing in Natural Resources Industry.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the natural resources industry, the risks include, but are not limited to, the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Index Strategy.  The index selected may underperform the overall market and portfolio might fail to track its target index. The correlation between a portfolio and index performance may be affected by the portfolio’s expenses and the timing of purchases and redemptions of the portfolio’s shares. A portfolio’s actual holdings might not match the Index and the portfolio’s effective exposure to index securities at any given time may not equal 100%.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

Issuer Non-Diversification.  In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Additional Risks

The discussion below includes risks that are not described in the Portfolio’s summary but which, nevertheless, are a risk to the Portfolio.

Concentration.  To the extent that a portfolio’s index concentrates in the securities of a particular industry or group of industries or a single country or region, the portfolio will concentrate its investments to approximately the same extent as the index. As a result, the portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

9

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2011, ING Investments managed approximately $42.2 billion in assets.

Management Fee

The following table shows the aggregate annual management fee to be paid by the Portfolio for the current fiscal year as a percentage of the Portfolio’s average daily net assets. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2010, the management fee reflects the current contract rate:

Management Fee
ING Emerging Markets Index Portfolio	0.55%

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio’s annual shareholder report to be dated December 31, 2011.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

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MANAGEMENT OF THE PORTFOLIO  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2011, ING IM managed approximately $61.5 billion in assets.

The following individuals are responsible for the day-to-day management of ING Emerging Markets Index Portfolio.

Steve Sedmak is a portfolio manager for the Multi-Asset Strategies and Solutions group. Mr. Sedmak joined ING IM in November 2006 as a portfolio manager for the Global Quantitative Strategies team, where he was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Mr. Sedmak was a trader in the portfolio and algorithmic trading group at Stifel Nicolaus. Mr. Sedmak also worked in portfolio trading at Legg Mason and CIBC World Markets. In addition, Mr. Sedmak worked on the equity derivatives strategy team at Merrill Lynch.

May Tong is a portfolio manager for the Multi-Asset Strategies and Solutions group. Ms. Tong joined ING IM in June 2006 as a portfolio manager for the Global Quantitative Strategies team, where she was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Ms. Tong was a trader and associate portfolio manager for five years for the quantitative advisors group within Merrill Lynch Investment Managers, with oversight of passive and enhanced strategies. Ms. Tong holds the Chartered Financial Analyst designation.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolio.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

The Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Portfolio	Class ADV
ING Emerging Markets Index	0.50%
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FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTION

Morgan Stanley Capital International Emerging Markets 50 Index

The MSCI EM 50 Index is a tradable version of the MSCI Emerging Markets IndexSM . The index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ING INVESTMENT MANAGEMENT CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of the date of this Prospectus, financial highlights are not available.

19

TO OBTAIN MORE INFORMATION

You’ll find more information about the Portfolio in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Portfolio’s annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, when available, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolio’s SEC file number. The file number is as follows:

ING Variable Portfolios, Inc.	811-7651
ING Emerging Markets Index Portfolio
PRO-INGEMIDXA-11 (1211-121911)

Prospectus

November 30, 2011,
as supplemented December 19, 2011

  ING Emerging Markets Index Portfolio* I/IEPIX

* The Portfolio described herein is indexed to an MSCI index.

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Emerging Markets Index Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securites (“Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.21%
Total Annual Portfolio Operating Expenses	0.86%
Waivers and Reimbursements[2]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.61%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to waive 0.15% of the management fee through May 1, 2014. The administrator is contractually obligated to waive the administrative services fee through May 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after May 1, 2014. These waivers will only renew if the adviser and/or the administrator elects to renew them and they are not eligible for recoupment.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
I	$62	219

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2010 there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International Emerging Markets 50 (“MSCI EM 50”) Index which is a tradable version of the MSCI Emerging Markets IndexSM . The MSCI EM 50 Index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of only 50 of its largest constituents. The MSCI EM 50 Index applies eligibility criteria to exclude some of the smallest emerging markets countries and uses depositary receipts in selected markets to increase accessibility. As of October, 2011, the MSCI EM 50 Index focused in the financial services sector and the natural resources industry.

Under normal conditions, the Portfolio invests all, or substantially all of its assets in equity securities of companies which are, at the time of purchase included in the MSCI EM 50 Index; depositary receipts representing securities in the MSCI EM 50 Index; convertible securities that are convertible into stocks included in the MSCI

ING Emerging Markets Index Portfolio	1

EM 50 Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EM 50 Index; and exchange traded funds.

The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures, swaps and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The sub-adviser (“Sub-Adviser”) may sell a security when the security’s percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Index Strategy   The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. The Portfolio’s actual holdings might not match the Index and the Portfolio’s effective exposure to index securities at any given time may not equal 100%.

Issuer Non-Diversification   The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

2	ING Emerging Markets Index Portfolio

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Since the Portfolio had not commenced operations as of the calendar year ended December 31, 2010, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Steve Sedmak	May Tong
Portfolio Manager (since 11/11)	Portfolio Manager (since 11/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Emerging Markets Index Portfolio	3

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolio’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio is a series of ING Variable Portfolios, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

The Portfolio’s shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio. Only Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

The Portfolio is non-diversified, as defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

4

KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Portfolio’s fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

5

MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. The Portfolio will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio’s principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s principal investment strategies.

The discussions below expand on the risks included in the Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives

6

MORE INFORMATION ABOUT THE PORTFOLIO  (continued) may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Focused Investing in Financial Services Sector.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.

Focused Investing in Natural Resources Industry.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the natural resources industry, the risks include, but are not limited to, the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Index Strategy.  The index selected may underperform the overall market and portfolio might fail to track its target index. The correlation between a portfolio and index performance may be affected by the portfolio’s expenses and the timing of purchases and redemptions of the portfolio’s shares. A portfolio’s actual holdings might not match the Index and the portfolio’s effective exposure to index securities at any given time may not equal 100%.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

Issuer Non-Diversification.  In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Additional Risks

The discussion below includes risks that are not described in the Portfolio’s summary but which, nevertheless, are a risk to the Portfolio.

Concentration.  To the extent that a portfolio’s index concentrates in the securities of a particular industry or group of industries or a single country or region, the portfolio will concentrate its investments to approximately the same extent as the index. As a result, the portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

9

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

10

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2011, ING Investments managed approximately $42.2 billion in assets.

Management Fee

The following table shows the aggregate annual management fee to be paid by the Portfolio for the current fiscal year as a percentage of the Portfolio’s average daily net assets. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2010, the management fee reflects the current contract rate:

Management Fee
ING Emerging Markets Index Portfolio	0.55%

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio’s annual shareholder report to be dated December 31, 2011.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

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MANAGEMENT OF THE PORTFOLIO  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2011, ING IM managed approximately $61.5 billion in assets.

The following individuals are responsible for the day-to-day management of ING Emerging Markets Index Portfolio.

Steve Sedmak is a portfolio manager for the Multi-Asset Strategies and Solutions group. Mr. Sedmak joined ING IM in November 2006 as a portfolio manager for the Global Quantitative Strategies team, where he was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Mr. Sedmak was a trader in the portfolio and algorithmic trading group at Stifel Nicolaus. Mr. Sedmak also worked in portfolio trading at Legg Mason and CIBC World Markets. In addition, Mr. Sedmak worked on the equity derivatives strategy team at Merrill Lynch.

May Tong is a portfolio manager for the Multi-Asset Strategies and Solutions group. Ms. Tong joined ING IM in June 2006 as a portfolio manager for the Global Quantitative Strategies team, where she was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Ms. Tong was a trader and associate portfolio manager for five years for the quantitative advisors group within Merrill Lynch Investment Managers, with oversight of passive and enhanced strategies. Ms. Tong holds the Chartered Financial Analyst designation.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolio.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

12

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

13

HOW TO BUY AND SELL SHARES

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

15

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

16

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTION

Morgan Stanley Capital International Emerging Markets 50 Index

The MSCI EM 50 Index is a tradable version of the MSCI Emerging Markets IndexSM . The index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ING INVESTMENT MANAGEMENT CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of the date of this Prospectus, financial highlights are not available.

19

TO OBTAIN MORE INFORMATION

You’ll find more information about the Portfolio in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Portfolio’s annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, when available, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolio’s SEC file number. The file number is as follows:

ING Variable Portfolios, Inc.	811-7651
ING Emerging Markets Index Portfolio
PRO-INGEMIDXI-11 (1211-121911)

Prospectus

November 30, 2011,
as supplemented December 19, 2011

  ING Emerging Markets Index Portfolio* S/IEPSX

* The Portfolio described herein is indexed to an MSCI index.

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Emerging Markets Index Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securites (“Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%
Administrative Services Fee	0.10%
Other Expenses[1]	0.21%
Total Annual Portfolio Operating Expenses	1.11%
Waivers and Reimbursements[2]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.86%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to waive 0.15% of the management fee through May 1, 2014. The administrator is contractually obligated to waive the administrative services fee through May 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after May 1, 2014. These waivers will only renew if the adviser and/or the administrator elects to renew them and they are not eligible for recoupment.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
S	$88	298

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2010 there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International Emerging Markets 50 (“MSCI EM 50”) Index which is a tradable version of the MSCI Emerging Markets IndexSM . The MSCI EM 50 Index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of only 50 of its largest constituents. The MSCI EM 50 Index applies eligibility criteria to exclude some of the smallest emerging markets countries and uses depositary receipts in selected markets to increase accessibility. As of October, 2011, the MSCI EM 50 Index focused in the financial services sector and the natural resources industry.

Under normal conditions, the Portfolio invests all, or substantially all of its assets in equity securities of companies which are, at the time of purchase included in the MSCI EM 50 Index; depositary receipts representing securities in the MSCI EM 50 Index; convertible securities that are convertible into stocks included in the MSCI

ING Emerging Markets Index Portfolio	1

EM 50 Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EM 50 Index; and exchange traded funds.

The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures, swaps and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The sub-adviser (“Sub-Adviser”) may sell a security when the security’s percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Index Strategy   The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. The Portfolio’s actual holdings might not match the Index and the Portfolio’s effective exposure to index securities at any given time may not equal 100%.

Issuer Non-Diversification   The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

2	ING Emerging Markets Index Portfolio

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Since the Portfolio had not commenced operations as of the calendar year ended December 31, 2010, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Steve Sedmak	May Tong
Portfolio Manager (since 11/11)	Portfolio Manager (since 11/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Emerging Markets Index Portfolio	3

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolio’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio is a series of ING Variable Portfolios, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

The Portfolio’s shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio. Only Class S shares are offered in this Prospectus. Class S shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

The Portfolio is non-diversified, as defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

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KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Portfolio’s fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. The Portfolio will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio’s principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s principal investment strategies.

The discussions below expand on the risks included in the Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued) may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Focused Investing in Financial Services Sector.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.

Focused Investing in Natural Resources Industry.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the natural resources industry, the risks include, but are not limited to, the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Index Strategy.  The index selected may underperform the overall market and portfolio might fail to track its target index. The correlation between a portfolio and index performance may be affected by the portfolio’s expenses and the timing of purchases and redemptions of the portfolio’s shares. A portfolio’s actual holdings might not match the Index and the portfolio’s effective exposure to index securities at any given time may not equal 100%.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

Issuer Non-Diversification.  In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Additional Risks

The discussion below includes risks that are not described in the Portfolio’s summary but which, nevertheless, are a risk to the Portfolio.

Concentration.  To the extent that a portfolio’s index concentrates in the securities of a particular industry or group of industries or a single country or region, the portfolio will concentrate its investments to approximately the same extent as the index. As a result, the portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2011, ING Investments managed approximately $42.2 billion in assets.

Management Fee

The following table shows the aggregate annual management fee to be paid by the Portfolio for the current fiscal year as a percentage of the Portfolio’s average daily net assets. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2010, the management fee reflects the current contract rate:

Management Fee
ING Emerging Markets Index Portfolio	0.55%

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio’s annual shareholder report to be dated December 31, 2011.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

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MANAGEMENT OF THE PORTFOLIO  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2011, ING IM managed approximately $61.5 billion in assets.

The following individuals are responsible for the day-to-day management of ING Emerging Markets Index Portfolio.

Steve Sedmak is a portfolio manager for the Multi-Asset Strategies and Solutions group. Mr. Sedmak joined ING IM in November 2006 as a portfolio manager for the Global Quantitative Strategies team, where he was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Mr. Sedmak was a trader in the portfolio and algorithmic trading group at Stifel Nicolaus. Mr. Sedmak also worked in portfolio trading at Legg Mason and CIBC World Markets. In addition, Mr. Sedmak worked on the equity derivatives strategy team at Merrill Lynch.

May Tong is a portfolio manager for the Multi-Asset Strategies and Solutions group. Ms. Tong joined ING IM in June 2006 as a portfolio manager for the Global Quantitative Strategies team, where she was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Ms. Tong was a trader and associate portfolio manager for five years for the quantitative advisors group within Merrill Lynch Investment Managers, with oversight of passive and enhanced strategies. Ms. Tong holds the Chartered Financial Analyst designation.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolio.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution and Shareholder Service Plan

The Portfolio has a Distribution/Shareholder Service Plan (“Distribution/Shareholder Service Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution/shareholder service fees under the 12b-1 Plan may equal up to 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Portfolio	Class S
ING Emerging Markets Index	0.25%
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FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTION

Morgan Stanley Capital International Emerging Markets 50 Index

The MSCI EM 50 Index is a tradable version of the MSCI Emerging Markets IndexSM . The index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ING INVESTMENT MANAGEMENT CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of the date of this Prospectus, financial highlights are not available.

19

TO OBTAIN MORE INFORMATION

You’ll find more information about the Portfolio in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Portfolio’s annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, when available, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolio’s SEC file number. The file number is as follows:

ING Variable Portfolios, Inc.	811-7651
ING Emerging Markets Index Portfolio
PRO-INGEMIDXS-11 (1211-121911)

Prospectus

November 30, 2011,
as supplemented December 19, 2011

  ING Emerging Markets Index Portfolio* S2/IEPTX

* The Portfolio described herein is indexed to an MSCI index.

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Emerging Markets Index Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securites (“Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses[1]	0.21%
Total Annual Portfolio Operating Expenses	1.36%
Waivers and Reimbursements[2]	(0.35)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.01%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to waive 0.15% of the management fee through May 1, 2014. The administrator is contractually obligated to waive the administrative services fee through May 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after May 1, 2014. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2013. There is no guarantee that the distribution fee waiver will continue after May 1, 2013. These waivers will only renew if the adviser, the administrator and/or the distributor elects to renew them and they are not eligible for recoupment.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
S2	$103	366

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2010 there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International Emerging Markets 50 (“MSCI EM 50”) Index which is a tradable version of the MSCI Emerging Markets IndexSM . The MSCI EM 50 Index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of only 50 of its largest constituents. The MSCI EM 50 Index applies eligibility criteria to exclude some of the smallest emerging markets countries and uses depositary receipts in selected markets to increase accessibility. As of October, 2011, the MSCI EM 50 Index focused in the financial services sector and the natural resources industry.

Under normal conditions, the Portfolio invests all, or substantially all of its assets in equity securities of companies which are, at the time of purchase included in the MSCI EM 50 Index; depositary receipts representing securities in the MSCI EM 50 Index; convertible securities that are convertible into stocks included in the MSCI

ING Emerging Markets Index Portfolio	1

EM 50 Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EM 50 Index; and exchange traded funds.

The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures, swaps and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The sub-adviser (“Sub-Adviser”) may sell a security when the security’s percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency   To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Index Strategy   The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. The Portfolio’s actual holdings might not match the Index and the Portfolio’s effective exposure to index securities at any given time may not equal 100%.

Issuer Non-Diversification   The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

2	ING Emerging Markets Index Portfolio

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Since the Portfolio had not commenced operations as of the calendar year ended December 31, 2010, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
Steve Sedmak	May Tong
Portfolio Manager (since 11/11)	Portfolio Manager (since 11/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Emerging Markets Index Portfolio	3

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolio’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio is a series of ING Variable Portfolios, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

The Portfolio’s shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio. Only Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

The Portfolio is non-diversified, as defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

4

KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Portfolio’s fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

5

MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. The Portfolio will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio’s principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s principal investment strategies.

The discussions below expand on the risks included in the Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives

6

MORE INFORMATION ABOUT THE PORTFOLIO  (continued) may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Focused Investing in Financial Services Sector.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.

Focused Investing in Natural Resources Industry.  As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio’s performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. Because the portfolio’s index focuses its investments in the natural resources industry, the risks include, but are not limited to, the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Index Strategy.  The index selected may underperform the overall market and portfolio might fail to track its target index. The correlation between a portfolio and index performance may be affected by the portfolio’s expenses and the timing of purchases and redemptions of the portfolio’s shares. A portfolio’s actual holdings might not match the Index and the portfolio’s effective exposure to index securities at any given time may not equal 100%.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

Issuer Non-Diversification.  In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

8

MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Additional Risks

The discussion below includes risks that are not described in the Portfolio’s summary but which, nevertheless, are a risk to the Portfolio.

Concentration.  To the extent that a portfolio’s index concentrates in the securities of a particular industry or group of industries or a single country or region, the portfolio will concentrate its investments to approximately the same extent as the index. As a result, the portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

9

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

10

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2011, ING Investments managed approximately $42.2 billion in assets.

Management Fee

The following table shows the aggregate annual management fee to be paid by the Portfolio for the current fiscal year as a percentage of the Portfolio’s average daily net assets. Because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2010, the management fee reflects the current contract rate:

Management Fee
ING Emerging Markets Index Portfolio	0.55%

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio’s annual shareholder report to be dated December 31, 2011.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

11

MANAGEMENT OF THE PORTFOLIO  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2011, ING IM managed approximately $61.5 billion in assets.

The following individuals are responsible for the day-to-day management of ING Emerging Markets Index Portfolio.

Steve Sedmak is a portfolio manager for the Multi-Asset Strategies and Solutions group. Mr. Sedmak joined ING IM in November 2006 as a portfolio manager for the Global Quantitative Strategies team, where he was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Mr. Sedmak was a trader in the portfolio and algorithmic trading group at Stifel Nicolaus. Mr. Sedmak also worked in portfolio trading at Legg Mason and CIBC World Markets. In addition, Mr. Sedmak worked on the equity derivatives strategy team at Merrill Lynch.

May Tong is a portfolio manager for the Multi-Asset Strategies and Solutions group. Ms. Tong joined ING IM in June 2006 as a portfolio manager for the Global Quantitative Strategies team, where she was responsible for overseeing the implementation for a number of active, enhanced index and passive strategies. Prior to joining ING IM, Ms. Tong was a trader and associate portfolio manager for five years for the quantitative advisors group within Merrill Lynch Investment Managers, with oversight of passive and enhanced strategies. Ms. Tong holds the Chartered Financial Analyst designation.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolio.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

12

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

13

HOW TO BUY AND SELL SHARES

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

The Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class S2 shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has contractually agreed to waive 0.10% of the distribution fee for the Portfolio. This waiver will continue through May 1, 2013. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Portfolio	Class S2
ING Emerging Markets Index	0.50%
14

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

15

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

16

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

17

INDEX DESCRIPTION

Morgan Stanley Capital International Emerging Markets 50 Index

The MSCI EM 50 Index is a tradable version of the MSCI Emerging Markets IndexSM . The index is highly correlated to the broad MSCI Emerging Markets IndexSM , but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ING INVESTMENT MANAGEMENT CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

18

FINANCIAL HIGHLIGHTS

Because the Portfolio had not commenced operations as of the date of this Prospectus, financial highlights are not available.

19

TO OBTAIN MORE INFORMATION

You’ll find more information about the Portfolio in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Portfolio’s annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, when available, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolio’s SEC file number. The file number is as follows:

ING Variable Portfolios, Inc.	811-7651
ING Emerging Markets Index Portfolio
PRO-INGEMIDXS2-11 (1211-121911)

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2011, as supplemented December 19, 2011

ING VARIABLE PORTFOLIOS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(800) 992-0180

ING Emerging Markets Index Portfolio*

Class/Ticker; ADV/IEPAX; I/IEPIX; S/IEPSX; S2/IEPTX

Adviser Class, Class I, Class S, and Service 2 Class Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (the “Portfolio”) of ING Variable Portfolios, Inc. A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolio each dated November 30, 2011, as supplemented December 19, 2011, that provide the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference, and should be read in conjunction with the Prospectuses, dated November 30, 2011, as supplemented December 19, 2011, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. Copies of the Portfolio’s Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge, when available, by contacting the Portfolio at the address and phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined in this SAI.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”). The Portfolio also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies and any adviser to the Portfolio as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio. Shares of the Portfolio are currently offered to separate accounts (“Separate Accounts”) of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”) as well as non-affiliated insurance companies. Shares of the Portfolio also may be made available to affiliated investment companies under fund-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

*	The Portfolio described herein is indexed to a MSCI Index.

THIS PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ING INVESTMENT MANAGEMENT CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS PORTFOLIO PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PORTFOLIO OR THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PORTFOLIO IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PORTFOLIO OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PORTFOLIO.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

GENERAL INFORMATION

ING Variable Portfolios, Inc. (“Company”) is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions.

Effective October 19, 2011, ING Emerging Markets Index Portfolio was organized as a separate series of ING Variable Portfolios, Inc.

Organization ING Variable Portfolios, Inc. was incorporated in Maryland in 1996.

Classes The Board of Directors of the Portfolio (the “Board”) has the authority to subdivide the Portfolio into classes of shares having different attributes, so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of the Portfolio are currently classified into four classes: Adviser Class (“Class ADV”), Class I shares, Class S shares, and Service 2 Class shares (“Class S2”). Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the distribution fees borne by Class ADV, Class S and Class S2 shares; (b) the shareholder service fees borne by Class ADV, Class S, and Class S2 shares; (c) the expenses allocable exclusively to each class; and (d) the voting rights on matters exclusively affecting a single class.

Capital Stock Shares of the Portfolio have no preemptive or conversion rights. Each share of the Portfolio has the same rights to share in dividends declared by the Portfolio. Upon liquidation of the Portfolio, shareholders in the Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of the Portfolio are fully paid and non-assessable.

Voting Rights Shareholders of the Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors, as the case may be (hereafter, “Directors”) (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select the Portfolio for investment through their variable annuity contract (“VA Contract”) or variable life insurance policy (“VLI Policy”) are not the shareholders of the Portfolio. The insurance companies that issue the Separate Accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board is elected, no meetings of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors of the Company may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Portfolio, in which event the holders of the remaining shares will be unable to elect any person as a Director.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental which means they may be changed only with the approval of the holders of a majority of the Portfolio’s outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Portfolio’s shares present at a shareholders’ meeting at which the holders of more than 50% of the Portfolio’s outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the Portfolio’s outstanding voting securities, present in person or by proxy. All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

As a matter of fundamental policy, the Portfolio may not:

1.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio, and further provided, that the Portfolio will concentrate to approximately the same extent that its underlying index or indices concentrates in the stock of any particular industry or industries;

2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio;

4.

underwrite any issue of securities within the meaning of the Securities Act of 1933 (“1933 Act”) except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.

purchase or sell real estate, except that the Portfolio may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein; (c) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (d) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

With respect to fundamental policy number (1), industry classifications are in accordance with Global Industrial Classification Standards and Standard Industrial Classification (“SIC”) Codes. Industry classifications may be changed at any time to reflect changes in the market place.

ING Emerging Markets Index Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an index that measures the investment return of emerging markets securities (“Index”); depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

In addition, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

Diversification

The Portfolio is an open-end management investment company, as that term is defined under the 1940 Act. The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Investments, Investment Strategies and Risks

The table on the following pages identifies various securities and investment techniques used by ING Investments, LLC (“Adviser” or “ING Investments”) and the sub-adviser in managing the Portfolio. The table has been marked to indicate those securities and investment techniques that ING Investments and the sub-advisers may use to manage the Portfolio. The Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used. The securities and investment techniques are subject to the limitations explained elsewhere in this SAI or the accompanying Prospectuses. The Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in the Portfolio’s Prospectuses and/or this SAI, as well as federal securities laws. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio’s policies, strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Portfolio utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolio’s Prospectuses. Where a particular type of security or investment technique is not discussed in the Portfolio’s Prospectuses, that security or investment technique is not a principal investment strategy.

Investment Type	ING Emerging Markets Index Portfolio
EQUITY INVESTMENTS
Common Stock	X
Common Stock and Other Equity Securities	X
Convertible Securities	X
Initial Public Offerings	X
Preferred Stock	X
Synthetic Convertible Securities	X
Unseasoned Companies	X
FOREIGN/EMERGING MARKET INVESTMENTS
Depositary Receipts	X
Eurodollar Convertible Securities	X
Eurodollar & Yankee Dollar Instruments	X
Foreign and Emerging Market Securities	X
Foreign Bank Obligations	X
Foreign Currency Exchange Transactions	X
Foreign Mortgage Related Securities	X
International Debt Securities	X
Sovereign Debt Securities	X
Supranational Agencies	X
FIXED-INCOME INVESTMENTS
Asset-Backed Securities	X
Banking Industry Obligations/Short-Term Investments	X
Corporate Debt Securities	X
Credit-Linked Notes	X
Debt Securities	X
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
Government Trust Certificates	X
High-Yield Securities	X
Mortgage-Related Securities	X
Adjustable Rate Mortgage Securities	X
Government National Mortgage Association Certificates	X
Interest/Principal Only Stripped Mortgage-Backed Securities	X
Privately Issued Collateralized Mortgage Obligations	X
Subordinated Mortgage Securities	X
Municipal Securities	X
Moral Obligation Securities	X
Municipal Lease Obligations.	X

Investment Type	ING Emerging Markets Index Portfolio
Short-term Municipal Obligations	X
Savings Association Obligations	X
Tax Exempt Industrial Development Bonds and Pollution Control Bonds	X
U.S. Government Securities	X
Zero-Coupon and Pay-in-Kind Bonds	X
OTHER INVESTMENTS
DERIVATIVES	X
Futures Contracts & Options on Futures Contracts	X
Forward Foreign Currency Contracts	X
Foreign Futures Contracts and Foreign Options	X
Index-, Currency-, and Equity-Linked Debt Securities	X
Index Warrants	X
Options on Futures	X
Options on Securities and Indices	X
Over-the-Counter (“OTC”)Options	X
Put and Call Options	X
Stock Index Options	X
Straddles	X
Warrants	X
Writing Options	X
Loan Participations and Assignments	X
Other Investment Companies	X
Private Funds	X
Real Estate Securities and Real Estate Investment Trusts (“REITs”)	X
Restricted Securities, Illiquid Securities and Liquidity Requirements	X
Securities of Companies with Limited Histories	X
Senior Loans	X
To Be Announced Sale Commitments	X
Borrowing	X
Portfolio Hedging	X
Securities Lending	X
Repurchase Agreements	X
Reverse Repurchase Agreements & Dollar Roll Transactions	X
Swap Agreements and Options on Swap Agreements	X
Securities, Interest Rate and Currency Swaps	X
Cross Currency Swaps	X
Swap Options	X
Caps and Floors	X
When Issued Securities & Delayed-Delivery Transactions	X
Short Sales	X
Temporary Defensive Positions	X
Trust-Preferred Securities	X

EQUITY INVESTMENTS

Common Stocks and Other Equity Securities

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Portfolio the right to vote on issues affecting the company’s organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Preferred Stocks

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed-rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline.

Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Portfolio because the Portfolio purchases such securities for its equity characteristics.

Synthetic Convertible Securities

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, Adviser or the Portfolio’s sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to the Portfolio’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolio’s performance when the Portfolio’s asset base is small. Consequently, IPOs may constitute a significant portion of the Portfolio’s returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolio’s assets as it increases in size and, therefore, have a more limited effect on the Portfolio’s performance.

There can be no assurance that IPOs will continue to be available for the Portfolio to purchase. The number or quality of IPOs available for purchase by the Portfolio may vary, decrease or entirely disappear. In some cases, the Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Unseasoned Companies

The Portfolio considers securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as “unseasoned issuers.”) These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

FOREIGN/EMERGING MARKET INVESTMENTS

Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is un-invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the portfolios due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or sub-advisers will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolio on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Portfolio may invest without limitation in Eurodollar convertible securities. The Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolio may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another — for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won — at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”).

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as size of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having tax authority) or their agencies or instrumentalities, including ADRs.

These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, or zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Portfolio will consider the relative yields of foreign and domestic high-yield securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g. relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Portfolio having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Portfolio’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Portfolio’s investment income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollar and absorb the cost of current fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers may not be required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, as amended, the issuer may not have to comply with the disclosure requirements of the Securities Exchange Act of 1934 (“1934 Act”), as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, such as the Portfolio. As illustrations, certain countries may require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Portfolio that invests in such countries. For example, the Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration, in some instances, may not occur on a timely basis, resulting in a delay during which the Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances when the Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Even when there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Portfolio’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment of securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, future contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Portfolio’s positions may also be adversely impacted by delays in its abilities to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes. The interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by the Portfolio.

Costs. The expense ratio of the Portfolio that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or the sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time with the limitations described in the Prospectuses, depending on the Adviser’s or the sub-adviser’s assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Portfolio may invest may be rated below investment-grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

Supranational Agencies

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

The Portfolio may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Portfolio’s investment objective and policies. It is expected that governmental, government-related or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Portfolio.

The collateral behind certain asset-backed securities tend to have prepayment rates that do not vary with interest rates, and the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The Portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Banking Industry Obligations/ Short-Term Investments

Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed-time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

The Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Portfolio may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the Portfolio’s investment objective and policies stated above and in its Prospectuses, the Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed-time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below.

Debt obligations that are deemed investment-grade carry a rating of at least Baa from Moody’s Investors Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Credit-Linked Notes (“CLN”)

CLN is generally issued by one party with a credit option or risk linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio engaging in this type of investment cannot assure that it can implement a successful strategy.

Floating or Variable Rate Instruments

Variable rate demand instruments held by the Portfolio may have maturities of more than one year, provided: (1) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (2) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment on the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Portfolio which are not readily marketable, will not exceed 15% of the Portfolio’s net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another nationally recognized statistical rating organization.

High-Yield Securities

High-yield securities are debt securities that are rated lower than “Baa” by Moody’s or “BBB-” by S&P, or of comparable quality if unrated.

High-yield securities often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Portfolio’s net asset value (“NAV”). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba — judged to have speculative elements; their future cannot be considered as well assured. B — generally lack characteristics of a desirable investment. Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by the Portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Portfolio invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes - High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at a greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Portfolio defaults, the Portfolio may incur additional expenses seeking recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Portfolio’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

Payment Expectations - High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the Portfolio owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation - Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities. The Portfolio would report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings - The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Adviser or a sub-adviser may primarily rely on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Portfolio’s investment objective may be more dependent on the Adviser’s or sub-adviser’s own credit analysis than might be the case when the Portfolio invests in higher quality bonds. The Adviser or sub-adviser, when applicable, continually monitors the investments in the Portfolio’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Portfolio may retain a security whose rating has been changed.

Congressional Proposals New laws and proposed new laws may negatively affect the market for high-yield securities. Any such proposals, if enacted, could have a negative effect on the Portfolio’s NAV.

Mortgage-Related Securities

Mortgage-related securities include mortgage-related debt securities, CMOs, and REMICs. Federal mortgage-related securities include obligations issued or guaranteed by the GNMA, the FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with board members appointed by the President. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. (See “U.S. Government Securities.”)

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive payments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a “stated maturity”—the latest date by which the tranche can be completely repaid, assuming no prepayments—and has an “average life”—the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as “pass-through” securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

Risks of Investing In Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) or the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Portfolio could fail to fully recover its initial investment in a CMO residual or an SMBS. (See, “U.S. Government Securities.”)

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in particular, pre-specified, published interest rate index. The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, often related to ARMS issued by Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Government National Mortgage Association (“GNMA”) Certificates

GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (“FHA”) or Farmers’ Home Administration (“FMHA”) or guaranteed by the Veteran’s Administration (“VA”). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. government.

GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. “Modified pass through” type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers’ and GNMA fees), whether or not the mortgagor has made such payment.

GNMA Certificates are created by an “issuer,” which is an FHA-approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type and accordingly, the generally accepted practice has developed to treat GNMA Certificates as 30-year securities which prepay fully in the 12th year.

GNMA Certificates bear a nominal “coupon rate” which represents the effective FHA or VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer’s fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer’s fees. The actual yield to be earned by a holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates. Because of the variation in the life of the pools of mortgages which back various GNMA Certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA Certificates will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA Certificate included in such portfolio, as described.

The actual rate of prepayment for any GNMA Certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA Certificates tends to be concentrated in issues bearing the current coupon rate.

Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Portfolio’s policy to record these GNMA Certificates on trade date and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when- issued basis. These transactions arise when GNMA Certificates are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Portfolio. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Portfolio engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Portfolio missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Portfolio may earn interest on such account or securities for the benefit of shareholders.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

The Portfolio may invest in Interest/Principal only SMBS which are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of SMBS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than the prices of non-zero-coupon securities having similar maturities and credit quality.

Subordinated Mortgage Securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Portfolio may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder are exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Adviser or sub-adviser have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the Adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S. regional government authorities, and their agencies and instrumentalities (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and tax power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other law affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Lease Obligations

These are lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. “Certificates of participation” are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure, might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

The Portfolio will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee that has actively traded debt obligations; (3) determined by the Adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Savings Association Obligations

The certificates of deposit (interest-bearing time deposits) in which the Portfolio may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Tax Exempt Industrial Development Bond and Pollution Control Bonds

Tax Exempt Industrial Development and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, such as, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of maturity and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate prepayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. The Portfolio generally will invest in securities of such agencies or instrumentalities only when the Adviser or sub-adviser are satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, Standard & Poor’s Ratings Services lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Funds.

Zero-Coupon and Pay-In-Kind Securities

Zero-coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest rates (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non zero-coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Portfolio may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

DERIVATIVES

Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, forward contracts and swap agreements. Derivative instruments may be used for a variety of reasons, including, enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Portfolio will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the Adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

The Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Portfolio to close out or to liquidate its derivatives positions. In addition, the Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Portfolio.

Exchange-traded funds (“ETFs”) are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them on the secondary market, the Portfolio may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you pay a proportionate share of the expenses of the ETF in addition to the expenses of the Portfolio.

Futures Contracts and Options on Futures Contracts

The Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated time, date, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if the Adviser or a sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the Portfolio’s overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

“Margin” is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Portfolio’s futures contracts. A margin deposit is intended to assure the Portfolio’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These daily payments to and from the Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, the Portfolio will mark-to-market the current value of its open futures contracts. The Portfolio expects to earn interest income on its initial margin deposits.

When the Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full “notional” value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

The Portfolio can buy and write (sell) options on futures contracts.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Portfolio will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements.

The inability to close out futures or option positions also could have an adverse impact on the Portfolio’s ability to effectively hedge its portfolio, or the relevant portion thereof.

The trading of futures and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipments failures, government intervention, insolvency of the brokerage firm or clearing house or other distributions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Forward Foreign Currency Contracts

Forward contracts for foreign currency (forward exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Portfolio may enter into a forward exchange contract in order to: (i) “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); (ii) lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contact and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as “cross hedging.” The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contact amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desires to resell that currency to the dealer.

Foreign Currency Options

The Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing put on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Portfolio’s position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration especially designated) upon conversation or exchange of other foreign currency held in its portfolio.

Foreign Futures Contracts and Foreign Options

Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (“NFA”), nor any domestic exchange, regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Additional Restrictions on the Use of Futures and Option Contracts

The Portfolio expects that at least 75% of futures contract purchases will be “completed”; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Portfolio’s net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Risks of Investing in Options

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Portfolio may enter into options transactions may be limited by the Code requirements for qualification of the Portfolio as a regulated investment company (“RIC”). (See, “Tax Considerations.”)

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. options exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Portfolio as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. (See “Over-the-Counter Options.”)

Index-, Currency-, and Equity-Linked Securities

Indexed-linked notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or a sub-adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or a sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

Options on Futures

A futures option gives the Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

Over-the-Counter (“OTC”) Options

The staff of the SEC has taken the position that purchased “OTC Options and the assets used as cover for written OTC Options are illiquid securities. The Portfolio will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”). In connection with these special arrangements, the Portfolio intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Portfolio will enter into contracts with dealers that provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the options is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover Assets” refers to the amount of cash, liquid assets or high quality debt instruments that must be segregated to collateralize the value of the futures contracts written by the Portfolio. Under such circumstances, the Portfolio will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”). Although each agreement will provide that the Portfolio’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Portfolio might pay more to repurchase the OTC Option contract than the Portfolio would pay to close out a similar exchange traded option.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of a sub-adviser.

The Portfolio will not write call options on when-issued securities. The Portfolio purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Portfolio may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio’s obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect the Portfolio’s holdings in an underlying security against a substantial decline in market value. Such protection, of course, only provided during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options also may be used by the Portfolio when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of the Portfolio. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Portfolio. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that the Portfolio will be able to effect a closing transaction at a favorable price. If the Portfolio cannot either enter into such a transaction, it maybe required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Stock Index Options

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Portfolio.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on a stock index depends on the Adviser’s or a sub-adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Portfolio could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. The Portfolio purchases put or call options only with respect to an index which the Adviser or a sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A straddle consists of a combination of a call and a put written on the same underlying security. A straddle is “covered” when sufficient assets are deposited to meet the Portfolio’s immediate obligations. The Portfolio may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio’s entire investment therein).

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

The Portfolio may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.

For as long as shares of the Portfolio are purchased by another Portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, the Portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

When the Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fee, and custodial fees in addition to the expenses of the Portfolio.

Standard & Poor’s Depositary Receipts (“SPDRs”)

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a Fund of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent the Portfolio’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Portfolio’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

MSCI Index Shares (“iShares”)

iShares were formerly known as World Equity Benchmark Shares (“WEBS”). WEBS were a form of ETF’s traded on the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”). They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices. Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See, “Exchange-Traded Funds”.)

Investment Companies that Invest in Senior Loans

Other investment companies include those that invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Portfolio’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

RISKS OF SENIOR LOANS

Credit Risk - Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any NRSRO. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral - Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market - Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Portfolio’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans - The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, the Portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans

The primary risk arising in connection with subordinated loans is that because the holder’s interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Private Funds

U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, the Portfolio’s ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of the Portfolio to dispose of interests in private funds is very limited and involves risks, including loss of the Portfolio’s entire investment in the private fund.

Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow the Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, the Portfolio bears its proportionate share of any expenses incurred by the pooled investments. In addition, the Portfolio assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

The Portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structure securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

The Portfolio’s investment in real estate securities are primarily in REITs and other real estate operating companies (“REOCs”). A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A REIT is a corporation or business trust that meets the definitional requirements of the Code. Investing in REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Portfolio will not invest directly in real estate, the Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self- liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Restricted Securities, Illiquid Securities and Liquidity Requirements

The Portfolio may invest in a restricted security or an illiquid security if the Adviser and sub-adviser believe that it presents an attractive opportunity. Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio. Its illiquidity might prevent the sale of such a security at a time when the Adviser or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market it may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Portfolio could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between the Portfolio’s decision to dispose of these securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Portfolio would be permitted to sell them. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Some securities are eligible for purchase or sale without SEC registration by certain “qualified institutional buyers.” Such restricted securities could be treated as liquid because a trading market exists. However, these securities could be less liquid than registered securities traded on established secondary markets. Some liquid and restricted securities include private funds. (See, “Private Funds”).

The Portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Portfolio in good faith pursuant to procedures adopted by the Company’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Portfolio’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

To Be Announced (“TBA”) Sale Commitments

The Portfolio may enter into TBA sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss of the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Borrowing

If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

When the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Portfolio’s investment policies and restrictions.

Securities Lending

In order to generate additional income, the Portfolio may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities do not exceed the percentage set forth in the Portfolio’s total assets. No lending may be made to any companies affiliated with the Adviser. These loans earn income for the Portfolio and are collateralized by cash, securities or letters of credit. The Portfolio might experience a loss if the financial institution defaults on the loan. The Portfolio seeks to mitigate this risk through contracted indemnification upon default.

Loans of portfolio securities earn income for the Portfolio and are collateralized by cash, cash equivalent, or U.S. government securities. The Portfolio might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the Portfolio cash or cash equivalent collateral or provide to the Portfolio an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Portfolio must terminate the loan and vote the securities. Alternatively, the Portfolio may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the Portfolio any interest paid on such securities. The Portfolio may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Portfolio or the borrower at any time. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk or other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Portfolio could incur losses in connection with the investment of such collateral.

Repurchase Agreements

Repurchase agreements may be considered to be loans by the Portfolio for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Portfolio acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the Portfolio’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or a sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Portfolio holding the repurchase agreement will suffer a loss to an extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio’s rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Portfolio.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Portfolio, with an agreement that the Portfolio will repurchase such securities at an agreed upon price and date. The Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account cash, liquid assets and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Portfolio’s total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, the Portfolio sells a mortgage security held in the portfolio to a financial institutional such as bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When the Portfolio enters into a dollar roll transaction, cash, liquid assets and/or high quality debt instruments of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse purchase agreement or dollar roll transaction produces a gain for the Portfolio depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Portfolio’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase the Portfolio’s yield in the manner described above; however, such transactions also increase the Portfolio’s risk of loss and may result in the shareholder’s loss of principal.

Securities, Interest Rate, and Currency Swaps

Interest rate swaps, currency swaps, and other types of swap agreements, including swaps on securities and indices in which the Portfolio may invest are described in the Prospectuses. The Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in the currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps. To the extent the Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Portfolio may also enter into options on swap agreements (“swap options”).

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Consistent with the Portfolio’s investment objective and general investment policies, the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit swap agreements. The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio that may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Portfolio involve calculating the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Whether the Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they generally have terms of greater than seven days, swap agreements generally are considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines). Certain restrictions imposed on the Portfolio by the Code may limit the Portfolio ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated to make payments according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels, include the following: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commissions merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Temporary Defensive Positions

The Portfolio may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Adviser’s or a sub-adviser’s determination to do so within the investment guidelines and policies of the Portfolio; (iii) to permit the Portfolio to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that the Portfolio will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Portfolio may invest for temporary defensive purposes include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, fixed-time deposits and bankers’ acceptances; and (v) repurchase agreements. The Portfolio will invest in short-term instruments that do not have a maturity of greater than one year.

Short Sales

The Portfolio may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales “against the box”). In a short sale that is not “against the box,” the Portfolio sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Portfolio must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement. The Portfolio is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Portfolio has a short position can range from one day to more than a year. Until the Portfolio replaces the security, the proceeds of the short sale are retained by the broker and the Portfolio must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by the Portfolio that are not made “against the box” create opportunities to increase the Portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If the Portfolio makes a short sale “against the box,” the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Portfolio will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser or a sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Portfolio’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Portfolio will comply with these requirements. In addition, as a matter of policy, the Portfolio’s Board has determined that the Portfolio will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Portfolio’s total assets, taken at market value.

The extent to which the Portfolio may enter into short sales transactions may be limited by the Code requirements for qualification of the Portfolio as a RIC. (See, “Tax Considerations”).

When-Issued Securities and Delayed-Delivery Securities

In order to secure prices or yields deemed advantageous at the time the Portfolio may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Portfolio may also enter into forward commitments. The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Portfolio will segregate on its books or those of its custodian assets consisting of cash, liquid assets and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Portfolio may realize a capital gain or loss. When the Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). Depending on market conditions, the Portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets. The remaining 97% consists of trust-preferred securities, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes, and as equity for the purpose of calculating capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust- preferred securities issued by the trust subsidiaries.

In identifying the risks of trust-preferred securities, the Adviser and sub-advisers evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

Portfolio Turnover

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs which may have an adverse impact on performance and may involve realization of capital gains by the Portfolio. The Portfolio’s historical turnover rates will be included in the Financial Highlights tables in the Prospectuses, when available.

MANAGEMENT OF THE COMPANY

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Management of the Portfolio.”

The Board

The Directors of the Company are responsible for the oversight and supervision of the affairs of the Company as is described more fully below. Neither the Company’s charter nor the Charter of the Nominating Committee sets forth specific qualifications to serve as a Director, although the Nominating Committee Charter identifies certain factors that the Committee may take into account when considering Director candidates. Each Director serves until the Director’s successor is duly elected and qualified, subject to any retirement policy adopted by the Board or the Independent Directors. The Independent Directors have adopted a policy requiring each Independent Director to retire from the Board as of the latter of: (i) the March 31 next occurring after the Independent Director attains the age of 72; and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72. The retirement policy may, at any time, be suspended by vote of a majority of the Independent Directors, which suspension occurred effective March 11, 2010.

The Directors have varied experiences, attributes and skills that are utilized in overseeing the Portfolio’s activities, reviewing contractual arrangements with companies that provide services to the Portfolio, and reviewing the Portfolio’s performance. Among the attributes or skills common to all Directors are their ability to: (i) review critically, evaluate, question and discuss information provided to them; (ii) interact effectively with the other Directors, the Adviser, sub-advisers, other service providers, counsel, and the independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Company and the other companies and trusts in the ING complex of mutual funds (the “Fund Complex”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Information for each of the Directors is set forth in the table below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes and skills)(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past 5 Years
Directors who are “Non-Interested Persons”
Dr. Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman and Director	June 1998 – Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 – Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 – 2002); Chief Economist, Marine Midland Bank (1987– 1990); various positions, Marine Midland Bank (1978-1990); and Economist, Federal Reserve Bank of New York (1969 – 1978).

Ph.D in Economics

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				37	Academy of Economics and Finance (February 2001 – February 2003).
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 – June 2010 July 2011 – Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 – May 2006); various positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company Inc. (1980 – 1984); and various positions at CIGNA Corporation (1973 – 1980).	37	None.
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007– Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 – March 2008); President, Hartford Area Business Economists (1986 – 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 – 1973). Certified AARP Tax Counselor (2011).	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 – 2005).

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes and skills)(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past 5 Years
Sidney Koch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 – Present	Retired. Self-Employed Consultant (June 2000 – Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 – 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 –1999); Senior Manager, Coopers & Lybrand, LLP (1993 – 1995); Manager, Price Waterhouse (1988 – 1993); Second Vice President, Smith Barney (1985 – 1988); and Consultant, Arthur Andersen & Co. (1984 – 1985).	37	None.
Director who is an “Interested Person”
Shaun Mathews(3)(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 – November 2006).	179	ING Retirement Holdings, Inc. (September 1998 – Present); ING Services Holding Company, Inc. (May 2000 – Present); ING Financial Advisers, LLC (April 2002 – Present); Southland Life Insurance Company (June 2002 – Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 – Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present); and Directed Services LLC (December 2006 – Present).
(1)

The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)

For the purposes of this table, (except for Mr. Mathews) “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of funds in the Fund Complex is as of October 31, 2011.

(3)

Mr. Mathews is also a Director of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of the Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

Officers

Information about the Company’s Officers is set forth in the table below:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 – November 2006).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 – Present March 2011 – Present	Chief Compliance Officer of the ING Funds, Directed Services LLC and ING Investments, LLC (March 2011 – Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC and ING Funds Services, LLC (January 2005 – January 2007).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 – Present).
Gregory K. Wilson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 – Present	Vice President – Fund Compliance, ING Funds Services, LLC (October 2009 – Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 – October 2009).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 – Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).
William Evans One Orange Way Windsor, Connecticut, 06095 Age: 39	Vice President	September 2007 – Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007).
Denise Lewis 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 – Present	Vice President, ING Investment Management – ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 – Present); and Managing Paralegal, Registration Statements (June 2003 – Present).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 – Present	Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 –April 2008).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Kathleen Nichols 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 – Present	Vice President and Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 – March 2010) and Associate, Ropes & Gray LLP (September 2005 – February 2008).
(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

Board Leadership Structure

Overall responsibility for oversight of the Company and the Portfolio rests with the Board. The Board has engaged the Adviser to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, the applicable provisions of state law, other applicable laws and the Company’s charter and By-laws. The Board is currently composed of six (6) members, five (5) of whom are not “interested” persons of the Company (the “Independent Directors”), who have varied experiences, attributes and skills. The Board currently conducts regular meetings four (4) times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. As discussed below, the Board has established five (5) committees to assist the Board in performing its oversight responsibilities.

Under the terms of the charter of the Contracts Committee, the Independent Director selected to serve as the Chairman of the Contracts Committee also serves as the chairperson of the Board (the “Independent Chairman”). The Independent Chairman serves as an advocate for the other Independent Directors in communications with management on a broad range of matters and as a liaison with service providers, officers, attorneys, and other Directors generally between meetings of the Board. The Independent Chairman may perform such other functions as may be provided by the Board from time to time, including participation in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The designation of an individual as the Independent Chairman does not impose on such Independent Director any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board has adopted a policy (the “Investment Policy”) whereby each Independent Director is required to invest, directly or indirectly, at least $100,000 (at cost) in one or more mutual funds under the purview of the Board within a three-year time period after becoming an Independent Director. The Board believes that the Investment Policy further aligns the interests of the Independent Directors with those of shareholders and, therefore, enhances the ability of the Independent Directors to represent the interests of shareholders.

The Board believes that the current leadership structure of the Board is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner reasonably designed to enhance effective oversight by the Board. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Company and the Portfolio.

The Company and the Portfolio are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Portfolio’s investment management and business affairs. Each of the Adviser, the sub-adviser and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. Risk oversight forms part of the Board’s general oversight of the Company and the Portfolio and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company and the Portfolio, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the sub-adviser, the Chief Compliance Officer of the Portfolio, the independent registered public accounting firm for the Portfolio, and internal auditors for the Adviser and its affiliates, as appropriate, regarding risks faced by the Portfolio and relevant risk functions. The Board, with the assistance of its Contracts Committee, reviews investment policies and risks in connection with its review of the Portfolio’s performance. The Board has appointed a Chief Compliance Officer who oversees the testing of the Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolio and its principal service providers. In addition, as part of the Board’s periodic review of the Portfolio’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of the Adviser, has approved and periodically reviews valuation policies applicable to valuing the Portfolio shares and has established a valuation committee of Directors. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees

As noted above, the Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee, a standing Nominating Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Company and the Portfolio. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director. Each of the Committees other than the Valuation Committee is comprised solely of all the Independent Directors. The Valuation Committee is comprised of all the Directors.

Audit Committee. The Board has established an Audit Committee whose function includes, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and to meet with management concerning these matters. Mr. Obermeyer has been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act. The Audit Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Audit Committee. The Audit Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2010.

Contracts Committee. The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Portfolio and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Portfolio or its shareholders. Annually, the Contracts Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of funds under its purview. As part of the annual self-evaluation, the Contracts Committee reviews the mix of experience, attributes and skills of the Directors. The Contracts Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Dr. DePrince currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee meets regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2010.

Nominating Committee. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. There is currently not an elected Chairperson or Vice Chairperson of the Nominating Committee. When considering potential nominees to fill vacancies on the Board, the Nominating Committee reviews the mix of experience, attributes and skills of the Directors. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Portfolio) in writing to the Nominating Committee, c/o the Secretary of the Portfolio, ING Variable Portfolios, Inc., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain information for the Nominating Committee to make an assessment of the candidate’s suitability for the position of Independent Director. The Nominating Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Nominating Committee held no meetings during the fiscal year ended December 31, 2010.

Valuation Committee. The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of five (5) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors serve as members of the Valuation Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, Mr. Mathews, and Mr. Obermeyer. There is currently not an elected Chairperson or Vice Chairperson of the Valuation Committee. The Valuation Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Valuation Committee held no meetings during the fiscal year ended December 31, 2010.

Compliance Committee. The Board has established a Compliance Committee for the purposes of: (a) providing oversight with respect to compliance by the Portfolio and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Portfolio and (b) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Jones currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2010.

Director’s Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Director.

Name of Director	Dollar Range of Equity Securities in the Portfolio as of December 31, 2010(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Albert E. DePrince, Jr.	N/A	Over $100,000(2)
Martin Gavin(3)	N/A	Over $100,000(2)
Russell H. Jones	N/A	Over $100,000(2)
Sidney Koch	N/A	Over $100,000
Joseph E. Obermeyer	N/A	Over $100,000(2)
Interested Director
Shaun P. Mathews	N/A	Over $100,000 Over $100,000(2)
(1)	Because the Portfolio had not commented operations as of the date of this SAI, none of the Directors own any shares of the Portfolio.
(2)	Includes the value of shares in which a Director has an indirect interest through a 401k/deferred compensation plan.
(3)	Information provided as of March 31, 2011.

Independent Director Ownership of the Securities of the Adviser, Underwriter and Their Affiliates

Set forth in the table below is the information regarding each Independent Director’s (and his/her immediate family members) share ownership in securities of the Portfolio’s Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Portfolio (not including registered investment companies) as of December 31, 2010.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Albert E. DePrince, Jr.	N/A	N/A	N/A	$0	N/A
Martin Gavin	N/A	N/A	N/A	$0	N/A
Russell H. Jones	N/A	N/A	N/A	$0	N/A
Sidney Koch	N/A	N/A	N/A	$0	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	$0	N/A

DIRECTOR COMPENSATION

The Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $66,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser for which the Directors serve in common as Directors.

The following table sets forth information provided by the Portfolio’s Adviser regarding estimated future compensation to be paid to the Directors by the Portfolio for the fiscal year ending December 31, 2011 and actual compensation paid by other funds managed by the Adviser and its affiliates for the fiscal year ended December 31, 2010. Officers of the company and Directors who are interested persons of the company do not receive any compensation from the Portfolio or any other funds managed by the Adviser or its affiliates. None of these Directors was entitled to receive pension or retirement benefits.

Name of Person and Position	ING Emerging Markets Index Portfolio	Total Compensation from the Registrant and Fund Complex Paid to Directors(1)
Albert E. DePrince, Jr. Director	$75	$229,000
Martin J. Gavin(2)(3) Director	$21	$63,000
Russell H. Jones Director	$63	$192,125
Sidney Koch Director	$64	$196,500
Corine Norgaard(4) Director	N/A	$195,875
Joseph E. Obermeyer(3) Director	$66	$201,500

(1)	Represents compensation from 38 funds (total in complex as of December 31, 2010).
(2)	Mr. Gavin ceased service as a Director effective June 30, 2010 and recommenced service as a Director effective July 1, 2011.
(3)

Includes amount deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended December 31, 2010, Mr. Gavin and Mr. Obermeyer deferred $31,500 and $20,150, respectively of their compensation from the Portfolio.

(4)	Dr. Norgaard ceased service as Director effective May 4, 2011.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act to include as the beneficial ownership of, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Portfolio without the consent or approval of shareholders.

As of the date of this SAI, no Directors or Officers of the Portfolio owned any shares of the Portfolio. As the Portfolio had not commenced operations as of the date of this SAI, the only outstanding shares as of the date of this SAI are held by the Adviser as the Portfolio’s sole shareholder.

ADVISER

The Adviser for the Portfolio is ING Investments, which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Portfolio, has the overall responsibility for the management of the Portfolio subject to delegation of certain responsibilities to another investment adviser, ING Investment Management Co., (“ING IM” or “Sub-Adviser”) a Sub-Adviser to the Portfolio. The Adviser and Sub-Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

On February 26, 2001, the name of the Adviser changed from “Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.” On March 1, 2002, the name of the Adviser was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.”

The Adviser serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between ING Investments and the Company on behalf of the Portfolio. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Portfolio. Pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”) the Adviser has delegated certain management responsibilities to the Sub-Adviser. The Adviser oversees the investment management of the Sub-Adviser.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to investment of the Portfolio’s assets and the purchase or sale of its portfolio securities. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two years the Investment Advisory Agreement and Sub-Advisory Agreement, will continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Directors who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated without penalty with not less than 60 days’ notice by the Board or by a vote of the holders of a majority of the Portfolio’s outstanding shares voting as a single class, or upon not less than 60 days’ notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

For information regarding the basis of the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s annual shareholder report to be dated December 31, 2011.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Portfolio pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Gross Annual Advisory Fee	Waiver	Net Annual Advisory Fee
ING Emerging Markets Index	0.55% on all assets	0.15% (1)	0.40%
(1)

Pursuant to a side agreement dated November 30, 2011, the Adviser has agreed to waive 0.15% of the Portfolio’s advisory fee through May 1, 2014. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if the Adviser elects to renew it.

Total Advisory Fees Paid

Because the Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no advisory fees to the Adviser for the fiscal year ended December 31, 2010.

SUB-ADVISER

The Investment Advisory Agreement for the Portfolio provides that the Adviser, with the approval of the Portfolio’s Board, may select and employ investment advisers to serve as Sub-Adviser for the Portfolio, and shall monitor the Sub-Adviser’s investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and officers of the Portfolio who are employees of ING Investments or its affiliates and office rent of the Portfolio. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Portfolio are borne by the Portfolio, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Portfolio’s NAV; taxes, if any, and the preparation of the Portfolio’s tax return; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Portfolio under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Portfolio who are not employees of the Adviser or Sub-Adviser, or their affiliates; membership dues in Board approved trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Portfolio, or the shareholders of the Portfolio upon 60 days’ prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Portfolio, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Portfolio who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Adviser has received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory agreements with a non-affiliated sub-adviser and to make material changes to the sub-advisory agreements with the approval of the Portfolio’s Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Independent Directors) of the Portfolio must approve new or amended sub-advisory agreements with the sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Adviser remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set a Portfolio’s overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Portfolio’s investment objectives, policies and restrictions.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets managed during the month:

Sub-Adviser	Gross Sub-Advisory Fee	Waiver	Net Sub-Advisory Fee
ING Investment Management Co.	0.2475% on all assets	0.0675%	0.18%
(1)

Pursuant to a side agreement dated November 30, 2011, the Sub-Adviser has agreed to waive 0.0675% of the sub-advisory fee payable by the Adviser for a period from November 30, 2011 through May 1, 2014 for the Portfolio. There is no guarantee that this side agreement will continue after that date.

Total Sub-Advisory Fees Paid

Because the Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no sub-advisory fees to the Sub-Adviser for the fiscal year ended December 31, 2010.

PORTFOLIO MANAGERS

ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2011.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
May Tong	14	$8,839,082,078	0	$0	0	$0
Steve Sedmak	14	$8,839,082,078	0	$0	3	$26,040,307
(1)	None of these accounts have an advisory fee based on performance.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation

For ING Emerging Markets Index Portfolio, the portfolio managers (“Portfolio Managers”) for the Portfolio, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one- , three - and five-year pre-tax performance of the accounts the Portfolio Managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Portfolio are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has a defined index (the MSCI Emerging Markets 50 Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance-, 15% net cash flow- and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks and performance shares and vest in three (3) years.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Portfolio	Dollar Range of Securities of the Portfolio Owned(1)
May Tong	ING Emerging Markets Index	None
Steve Sedmak	ING Emerging Markets Index	None
(1)	Because the Portfolio had not commenced operations as of the date of this SAI, the Portfolio Managers did not own any shares of the Portfolio as of September 30, 2011.

EXPENSES

The Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the advisory fee and other fees described previously, the Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ING Investments. Certain expenses of the Portfolio are generally allocated to the Portfolio, and each class of the Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of the Portfolio may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”) serves as administrator for the Portfolio pursuant to an Administration Agreement. The Administrator is an affiliate of of the Adviser and the Sub-Adviser. The address of the Administrator is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolio’s business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the applicable Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolio from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies. The Administrator acts as a liaison among these service providers to the Portfolio. The Administrator is also responsible for monitoring the Portfolio in compliance with applicable legal requirements and for investment policies and restrictions of the Portfolio.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

Administrative Services Fees

For its services, the Administrator is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

Total Administrative Services Fees Paid

The Administrator has agreed to waive its administrative services fee for the Portfolio from November 30, 2011 through May 1, 2014.

CUSTODIAN

The cash and securities owned by the Portfolio are held by The Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of the Portfolio’s securities.

The custodian does not participate in determining the investment policies of the Portfolio nor in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent and dividend-paying agent to the Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Portfolio. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

LEGAL COUNSEL

Legal matters for the Portfolio are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

PRINCIPAL UN DERWRITER

Shares of the Portfolio are offered on a continuous basis. The Portfolio’s principal underwriter is ING Investments Distributor, LLC, 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

ING Investments Distributor, LLC is a Delaware Corporation and is an indirect wholly-owned subsidiary of ING Groep and an affiliate of ING Investments. As principal underwriter for the Portfolio, ING Investments Distributor, LLC has agreed to use its best efforts to distribute the shares of the Portfolio thereof.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN

Class ADV, Class S, and Class S2 shares of the Portfolio are subject to a Shareholder Service and Distribution Plan (the “Shareholder Service and Distribution Plan”). Under the Shareholder Service and Distribution Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. Under the Shareholder Service and Distribution Plan the Distributor is paid an annual shareholder service and/or distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class S shares. The Distributor has agreed to waive 0.10% of the distribution fee for the Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2013. There is no guarantee that this waiver will continue after that date. The Portfolio will notify its Class S2 shareholders if it intends to pay the Distributor more than 0.15% (not to exceed 0.25% under the current Shareholder Service and Distribution Plan) for the Class S2 shares of the Portfolio in the future.

The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services (“Services”) including, but not limited to: acting as the shareholder of record; processing purchase and redemption orders; maintaining participant account records; answering participant questions regarding the Portfolio; facilitation of the tabulation of shareholder votes in the event of a meeting of Portfolio shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Portfolio and to service providers, provision of support services including providing information about the Portfolio and answering questions concerning the Portfolio, and provision of other services as may be agreed upon from time to time.

The distribution fee may be used to cover expenses incurred in promoting the sale of Class ADV, Class S and Class S2 shares, including: (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sale literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the forgoing expenses that exceed the distribution fee. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

The Shareholder Service and Distribution Plan has been approved by the Board, including all of the Directors who are not “interested persons,” as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Shareholder Service and Distribution Plan (“Independent Directors”), cast in person at a meeting called for that purpose. The Shareholder Service and Distribution Plan must be renewed annually by the Board, including the Independent Directors. The Shareholder Service and Distribution Plan may be terminated as to the Portfolio at any time, without any penalty, by such Directors upon not more than 30 days’ written notice.

Any material amendments to the Shareholder Service and Distribution Plan must be approved by the Independent Directors.

Total Distribution Expenses

Because the Portfolio had not commenced operations as of the date of this SAI, the Distributor did not incur any distribution expenses for the costs of promotion and distribution with respect to the Portfolio for the fiscal year ended December 31, 2010.

Distribution and/or Shareholder Service (12b-1) Fees Paid

Because the Portfolio had not commenced operations as of the date of this SAI, no distribution and shareholder service fees were paid for Class ADV, Class S, and Class S2 shares for the fiscal year ended December  31, 2010.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 30 calendar days following the previous calendar quarter or as soon thereafter as practicable. The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., the Portfolio will post the quarter-ending June 30 holdings on July 31). The Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

The Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on ING’s website, along with the Portfolio’s portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, the Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing the Portfolio’s regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P, such agencies may receive more data from the Portfolio than is posted on the Portfolio’s website;

•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
•

to service providers, on a daily basis, in connection with their providing services benefiting the Portfolio such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•

to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Portfolio’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s adviser, sub-adviser, principal underwriter or any affiliated person of the Portfolio, its adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolio’s Administrator to implement the Board’s policies and direct the Administrator to document the expected benefit to shareholders. Among other considerations, the Administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders. Similarly, the Administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolio’s Administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolio’s administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Securities Class Action Services, LLC, a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of the Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders. The Portfolio’s Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving the Portfolio will be disclosed to the Portfolio’s Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolio, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in the Portfolio’s Prospectuses. The value of shares redeemed may be more or less than the shareholder’s costs, depending upon the market value of the portfolio securities at the time of redemption.

Redemption of shares, or payment, may be suspended at times: (a) when the New York Stock Exchange (“NYSE”) is closed for other than customary weekend or holiday closings; (b) when trading on the NYSE is restricted; or (c) when an emergency exists, as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist. The NYSE is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Portfolio will not redeem shares: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Shares of the Portfolio are offered, on a continuous basis, to both registered and unregistered Separate Accounts of affiliated Participating Insurance Companies to Portfolio VA Contracts and VLI Policies. Each Separate Account contains divisions, each of which corresponds to the Portfolio. Net purchase payments under the Variable Contracts are placed in one or more of the divisions of the relevant Separate Account and the assets of each division are invested in the shares of the Portfolio which corresponds to that division. Each Separate Account purchases and redeems shares of the Portfolio for its divisions at NAV without sales or redemption charges.

The Portfolio may offer its shares to certain pension and retirement plans qualified under the Code. The relationships of pension and retirement plans and pension and retirement plan participants to the Portfolio would be subject, in part, to the provisions of the individual pension and retirement plans and applicable law. Accordingly, such relationships could be different from those described in the Prospectuses for separate accounts and owners of VA Contracts and VLI Policies, in such areas, for example, as tax matters and voting privileges.

The Board monitors for possible conflict among Separate Accounts (and will do so for pension and retirement plans) buying shares of the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Separate Account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a Separate Account or Plan to withdraw its participation in the Portfolio. The Portfolio’s NAV could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or pension and retirement plan) withdrawing because of a conflict.

The Portfolio ordinarily effects orders to purchase or redeem its shares that are based on transactions under VLI Policies or VA Contracts (e.g. purchase or premium payments, surrender or withdrawal requests, etc.) at the Portfolio’s NAV per share next computed on the day on which the Separate Account processes such transactions. The Portfolio effects orders to purchase or redeem its shares that are not based on such transactions at the Portfolio’s NAV per share next computed on the day on which the Portfolio receives the orders.

Please refer to the appropriate Separate Account prospectus related to your Variable Contract for more information regarding the Variable Contract.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Adviser for the Portfolio places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement. Subject to policies and procedures approved by the Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Adviser or Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Adviser or Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. An Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to a Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. The practice of using a portion of the Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-

generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish an Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Portfolio.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to an Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for the Portfolio may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by an Adviser or Sub-Adviser in connection with the Portfolio. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory or sub-advisory fees payable to an Adviser or a Sub-Adviser for services provided to the Portfolio. The Adviser’s and Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”). Under these rules, the Adviser or Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Portfolio when selecting a broker-dealer for the Portfolio’s portfolio transactions, and neither the Portfolio nor the Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While an Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Adviser, Sub-Adviser, investment personnel, reorganizations or mergers of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Portfolio. The Portfolio, the Adviser, or Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Adviser, Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Advisor or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser or Sub-Adviser may use different methods of allocating the results aggregated trades. The Adviser’s or Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board. To the extent the Portfolio seeks to acquire (or dispose of) the same security at the same time, the Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Because the Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no brokerage commissions or brokerage commissions with respect to portfolio transactions paid to certain brokers because of research services for the fiscal year ended December 31, 2010.

Because the Portfolio had not commenced operations as of the date of this SAI, the Portfolio did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents for the fiscal year ended December 31, 2010.

CODE OF ETHICS

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Portfolio, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all “access persons,” as defined by the 1940 Act, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolio that may rise from personal trading of securities that may be purchased or held by the Portfolio or of Portfolio shares. The Code of Ethics also prohibits short-term trading of the Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all holdings and security transactions with the ING Funds’ Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities. The procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Portfolio, including the procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valuated at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in sixty (60) days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. (See the “How Shares Are Priced” section of the Prospectuses.) The long-term debt obligations held in the Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If a significant event which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following is only a limited discussion of certain additional tax considerations generally affecting the Portfolio. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company

The Portfolio intends to qualify annually to be taxed as a RIC under the provisions of Subchapter M of the Code. If the Portfolio qualifies as a RIC and complies with the appropriate provisions of the Code, it generally will be relieved of federal income tax on the amounts of income it distributes to its shareholders.

To qualify for treatment as a RIC, the Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies, and (ii) net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that at the end of each quarter of the taxable year, or within 30 days thereafter (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or related trades or businesses; or of one or more qualified publicity traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

Excise Tax

Generally, in order to avoid a 4% nondeductible excise tax, the Portfolio must distribute to its shareholders during the calendar year the following amounts:

-	98% of the Portfolio’s ordinary income for the calendar year;
-

98.2% of the Portfolio’s capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses) adjusted for net ordinary loss, computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1 (or, if applicable, computed for the one-year period ending on the last day of the Portfolios taxable year ending in November or December; and

-	any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolio believes that it is not subject to the excise tax, it intends to make the distributions required to avoid the imposition of such a tax.

Diversification

The Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company Separate Accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each insurance company Separate Account used to fund Variable Contracts. Because Section 817(h) and the regulations thereunder treat the assets of the Portfolio as assets of the related Separate Account, these restrictions are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs. Failure by the Portfolio to both qualify as a RIC and to satisfy the Section 817(h) requirements would generally cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders. Under certain circumstances, the Portfolio could cure such a failure and maintain its RIC status.

The U.S. Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner’s control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account. To date, the U.S. Treasury Department has issued limited guidance on this subject. If the contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any future regulations or rulings.

In the event that additional rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. The Portfolio’s investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known.

General Summary

The discussion of “Tax Matters” in the Prospectuses, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these U.S. Treasury Regulations, as well as the current interpretations thereof, may change at any time.

Capital Loss Carryforwards

Because the Portfolio had not commenced operations as of the date of this SAI, there are no capital loss carryforwards for the fiscal year ended December 31, 2010.

PERFORMANCE INFORMATION

Performance information for the Portfolio and the total return of the Portfolio, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over a period of one, five and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the formula:

P (1 + T)n = ERV

Where:	P =	a hypothetical initial payment of $1,000
	T =	an average annual total return
	n =	the number of years
	ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

All total return figures reflect the deduction of Portfolio expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

Because the Portfolio had not commenced operations as of the date of this SAI, no performance information for the Portfolio is presented.

Performance information for the Portfolio may be compared, in reports and promotional literature, to the MSCI Emerging Markets 50 Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio.

FINANCIA L STATEMENTS

Copies of the Portfolio’s annual and unaudited semi-annual shareholder reports, when available, may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or calling (800) 992-0180.

APPENDIX A – PROXY VOTING PROCEDURES AND GUIDELINES

A-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 29, 2003

Revision Date: March 24, 2011

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the “Adviser”) the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser’s proxy voting procedures (the “Adviser Procedures”).

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

III.	APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser Procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-

Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), as described in Section IV.B. above and Section V. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as Exhibit 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy Within Guidelines, either as directed by the Guidelines or in accordance with the recommendation of the Agent, as applicable, except that it shall also be permissible for the Proxy Group to determine to take no action on the matter, either abstaining on a specific proposal or not voting the entire proxy. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.	CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent’s recommendation on a matter, no action shall be taken on such matter (i.e., a “Non-Vote”). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within Guidelines or to take no action on the matter, so that the Adviser shall have no opportunity to exercise active voting discretion in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

B.	Reporting to the Boards

At each regularly scheduled meeting, the Board will receive a report from the Adviser’s Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING SERIES FUND, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

FORM OF CONFLICTS REPORT

FORM OF CONFLICT OF INTEREST REPORT – PROXY GROUP MEMBERS

PROXY VOTING OF THE ING FUNDS

Issuer:
Meeting Date:
1.

To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.

	Explanation:	YES ☐	NO ☐
2.	To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
	Explanation:	YES ☐	NO ☐
3.

Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

	Explanation:	YES ☐	NO ☐
4.	Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
	Explanation:	YES ☐	NO ☐

Name:	Date:
Certification: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

Affiliate means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING Entity means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Investments Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services LLC and ING Financial Advisers, LLC.

Issuer includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

Material Business Relationship means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 20% of the outstanding securities of the Issuer (“20% Issuer”) (except that an Issuer’s affiliation with a 20% Issuer shall not constitute a de facto conflict of interest for ING with the first Issuer).

** Please return to ING Funds Proxy Coordinator at 480-477-2786 or proxycoordinator@ingfunds.com **

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group, or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request the vote be deemed “material” in the context of the portfolio(s) they manage, such that that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

EXHIBIT 4

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered case-by-case.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to case-by-case proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to case-by-case proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a case-by-case basis when which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

PROPOSAL	Guidelines
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a

PROPOSAL	Guidelines

Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service. Withholding support from a nominee shall be effected by withholding support from, or voting against, the candidate, pursuant to the applicable election standard.

Voting on director nominees in uncontested elections not subject to specific policies described herein	Case-by-Case

Where applicable and except as otherwise provided for herein, voting in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.	For

Support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. Support from a nominee if two-year attendance cannot be ascertained from available disclosure. Do not withhold support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Withhold

Unless a company has implemented a policy that should reasonably prevent abuse of its poison pill, support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, withhold support from all continuing directors.

Withhold
Voting on any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote for if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder	Case-by-Case

PROPOSAL	Guidelines

ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. Withhold support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

Voting on board nominees who have not acted upon negative votes (withhold or against, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting

Case-by-Case

Such board nominees when

(1)    The issue relevant to the majority negative vote has been adequately addressed or  cured, which may include disclosure of the board’s rationale; or

(2)    The Funds’ Guidelines or voting record do not support the relevant issue causing the  majority negative vote.

For
If the above provisions have not been satisfied, generally withhold support from the chair of the nominating committee, or if not standing for election, consider case-by-case.
Support from inside directors or affiliated outside directors who sit on the audit committee	Withhold

Inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

For
Inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee or has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).	For

PROPOSAL	Guidelines
Compensation Practices It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)    Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote against the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a case-by-case basis.

Against

(2)    Tenure. Where applicable and except as otherwise provided for herein, nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    Pay for performance. Support for nominees receiving an adverse recommendation from the Agent when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote for nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally withhold support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

Case-by-Case
(4) Pay disparity. If the Agent recommends withholding support from director nominees solely due to internal pay disparity, but consider pay magnitude concerns on a case-by-case basis.	For

(5)    Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger when mitigating provisions or board actions (e.g., clawbacks) are present. Generally withhold support if they are not present.

For

PROPOSAL	Guidelines
If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments:
• If the amount appears reasonable and no material governance concerns exist	For
• If the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill	Withhold

(6)    Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

Withhold

(7)    Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA) without providing adequate rationale or disclosure, and the plan at issue is not being put to shareholder vote at the same meeting. If the relevant plan itself is up for vote, generally vote for the nominee(s), as the provisions under EXECUTIVE AND DIRECTOR COMPENSATION, OBRA-Related Compensation Proposals, shall apply.

Withhold

(8)    Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, when the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

For
(9) Incentive plans. Support for nominees in connection with:

—     Long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Withhold

—     Short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, withholding support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Case-by-Case

PROPOSAL	Guidelines

(10) Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors.

Case-by-Case
(11) Independence from management. Support for nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.	Withhold

(12) Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, votes on such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Consider on a case-by-case basis compensation packages representing a combination of the above provisions and deemed by the Agent to be excessive. Generally vote for if the total compensation appears reasonable.

For

(13) Commitments. Nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

For
(14) Other. Nominees if the Agent has raised other considerations regarding “poor compensation practices.	Case-by-Case
Accounting Practices
(1) Independent outside director nominees serving on the audit committee.	For

(2)    Where applicable and except as otherwise provided for herein, nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    If the Agent has raised concerns regarding poor accounting practices, consideration of the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee. Generally vote for nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has

Case-by-Case

PROPOSAL	Guidelines
not yet had a full year to remediate the concerns since the time they were identified.
(4) If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under AUDITORS below shall apply.
Board Independence
It shall generally be the policy of the Funds that a board should be majority independent. Inside director or affiliated outside director nominees when the full board is not majority independent.	Case-by-Case

(1)    Support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

Withhold

(2)    Support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

Withhold

(3)    Except as provided above, support for non-independent nominees in the role of CEO, and when appropriate, founder or chairman. Determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

For
(4) Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)    When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees without regard to “over-boarding” issues raised by the Agent, unless other concerns requiring case-by-case consideration have been raised	For
Consideration of nominees when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against	Case-by-Case

PROPOSAL	Guidelines

shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote for the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

•    Support on nominees failing the Agent’s performance test, which includes market-based and operating performance measures, provided that input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Case-by-Case

Support for nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)    Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)    Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Withhold
Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices	Case-by-Case
Proposals Regarding Board Composition or Board Service

•    Except as otherwise provided for herein, shareholder proposals to impose new board structures or policies, including those requiring that the positions of Chairman and CEO be held separately, but vote for proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a case-by-case basis if the board is not majority independent or corporate governance concerns have been identified.

Against

•    Management proposals to adopt or amend board structures or policies, except consider such proposals on a case-by-case basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a

For

PROPOSAL	Guidelines
material reduction in shareholders’ rights.
• Shareholder proposals seeking more than a simple majority of independent directors	Against
• Shareholder proposals asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange	Against
• Shareholder proposals to limit the number of public company boards on which a director may serve	Against
• Shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director)	Against
• Shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein	Against

•    Shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

For

•    Shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote for management proposals in this regard.

Against
Shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board	Against
Director and Officer Indemnification and Liability Protection	Case-by-Case
• Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care	Against
• Proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	Against

•    Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)    The director was found to have acted in good faith and in a manner that he  reasonably believed was in the best interests of the company, and

(2)    Only if the director’s legal expenses would be covered

For

PROPOSAL	Guidelines
PROXY CONTESTS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.
Voting for director nominees in contested elections	Case-by-Case
Reimburse proxy solicitation expenses	Case-by-Case
• If associated nominees are also supported	For
AUDITORS

Management proposals to ratify auditors, except in cases of poor accounting practices or high non-audit fees. Consider management proposals to ratify auditors on a case-by-case basis if the Agent cites poor accounting practices.

For
Non-Audit Services

•    Approval of auditors when fees for non-audit services exceed 50 percent of total auditor fees as described below. Vote against management proposals to ratify auditors only when concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote for shareholder proposals asking the issuer to present its auditor annually for ratification.

Case-by-Case
Auditor Independence
• Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or capping the level of non-audit services	Case-by-Case
Audit Firm Rotation
• Shareholder proposals asking for mandatory audit firm rotation	Against
PROXY CONTEST DEFENSES
Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote for one and against the other.
Board Structure: Staggered vs. Annual Elections
• Proposals to classify or otherwise restrict shareholders’ ability to vote upon directors	Against

PROPOSAL	Guidelines
• Proposals to repeal classified boards and to elect all directors annually	For
Shareholder Ability to Remove Directors
• Proposals that provide that directors may be removed only for cause	Against
• Proposals to restore shareholder ability to remove directors with or without cause	For
• Proposals that provide that only continuing directors may elect replacement to fill board vacancies	Against
• Proposals that permit shareholders to elect directors to fill board vacancies	For
Cumulative Voting

•    Management proposals to eliminate cumulative voting, when the company is controlled or maintains a classified board of directors, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard

Against
• Shareholder proposals to restore or permit cumulative voting, when the company maintains a classified board of directors	For
Time-Phased Voting
• Proposals to implement time-phased or other forms of voting that do not promote a one share, one vote standard	Against
• Proposals to eliminate such forms of voting	For
Shareholder Ability to Call Special Meetings
• Management or shareholder proposals that provide shareholders with the ability to call special meetings	For
Shareholder Ability to Act by Written Consent

•    Shareholder proposals that seek the right to act by written consent if the issuer:

(1)    Permits shareholders to call special meetings;

(2)    Does not impose supermajority vote requirements; and

(3)    Has otherwise demonstrated its accountability to shareholders (e.g., the company  has reasonably addressed majority-supported shareholder proposals)

Against
• Management proposals that seek to eliminate the right to act by written consent, generally voting for if the above conditions are	Case-by-Case

PROPOSAL	Guidelines
present
• Shareholder proposals that seek the right to act by written consent if the above conditions are not present	For
Shareholder Ability to Alter the Size of the Board
• Proposals that seek to fix the size of the board or designate a range for its size	For
• Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval	Against
TENDER OFFER DEFENSES
Poison Pills
• Proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:	For

(1)    Shareholders have approved adoption of the plan;

(2)    A policy has already been implemented by the company that should reasonably  prevent abusive use of the pill; or

(3)    The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

Against
• Shareholder proposals to redeem a company’s poison pill	Case-by-Case

•    Management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer.

Case-by-Case
¡ Management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards	Against
Fair Price Provisions
• Proposals to adopt fair price provisions	Case-by-Case
• Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares	Against

PROPOSAL	Guidelines
Greenmail
• Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments	For
• Anti-greenmail proposals when they are bundled with other charter or bylaw amendments	Case-by-Case
Pale Greenmail	Case-by-Case
Unequal Voting Rights
• Dual-class exchange offers	Against
• Dual-class recapitalizations	Against
Supermajority Shareholder Vote Requirement
• Proposals to require a supermajority shareholder vote	Against

•    Management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests

For
White Squire Replacements	For
MISCELLANEOUS
Amendments to Corporate Documents

•    Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

(1)    Adding restrictive provisions;

(2)    Removing article provisions or moving them to portions of the charter not requiring shareholder approval; or

(3)    In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends against because a similar reduction in shareholder rights is requested.

Against
• Proposals for charter amendments that support board entrenchment	Against

PROPOSAL	Guidelines
or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified
• Proposals seeking charter or bylaw amendments to remove anti-takeover provisions	For
• Proposals seeking charter or bylaw amendments not addressed under these Guidelines	Case-by-Case
Shareholder proposals to adopt confidential voting, use independent tabulators, and use independent inspectors of election	For
Management proposals to adopt confidential voting	For
Proxy Access
• Shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board	Case-by-Case
Majority Voting Standard

•    Proposals, provided they contain a plurality carve-out for contested elections, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority voting standard, and provided such standard does not conflict with state law in which the company is incorporated. (See also MUTUAL FUND PROXIES.)

For
• Proposals opposed by the Agent (e.g., if the existence of a controlling shareholder could cause majority voting to pose a negative impact on minority shareholder rights)	Case-by-Case
Bundled or “Conditioned” Proxy Proposals	Case-by-Case
• Proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact	Against
Shareholder Advisory Committees	Case-by-Case
Reimburse Shareholder for Expenses Incurred
• Proposals to reimburse expenses incurred in connection with shareholder proposals	Case-by-Case
Management proposals for Other Business, in connection with proxies of U.S. issuers, except in connection with a proxy contest in which a Fund is not voting in support of management	For

PROPOSAL	Guidelines
Proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding	Case-by-Case
Advance Notice for Shareholder Proposals

•     Management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer

For
Multiple Proposals

•     Multiple proposals of a similar nature presented as options to the course of action favored by management, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines

For
CAPITAL STRUCTURE
Common Stock Authorization

•    Proposals to increase the number of shares of common stock, taking into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders’ proportionate interest. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Case-by-Case

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards. Consider on a case-by-case basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

For

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a case-by-case basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

For
¡ Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being	For

PROPOSAL	Guidelines
delisted or if a company’s ability to continue to operate as a going concern is uncertain.
¡ Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.	Against
¡ Nonspecific proposals authorizing excessive discretion to a board.	Against

¡      Management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Case-by-Case
Dual Class Capital Structures

•     Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

Against

•     Management proposals to create or perpetuate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights (except consider case-by-case if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)), but generally vote for such proposals if the relevant Fund owns the class with superior voting rights

Against

•     Shareholder proposals to eliminate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights, but generally vote against such proposals if the relevant Fund owns the class with superior voting rights, and consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

For

•     Management proposals to eliminate or make changes to dual class capital structures, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized

Case-by-Case

PROPOSAL	Guidelines
Stock Distributions: Splits and Dividends

•    Management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a case-by-case basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

For
Reverse Stock Splits
• Management proposals to implement a reverse stock split when the number of shares authorized for issue is proportionately reduced	For
• Proposals to implement a reverse stock split that do not proportionately reduce the number of shares of authorized for issue	Case-by-Case

¡         Requests that do not proportionately reduce the number of shares authorized and effectively exceed the Agent’s allowable threshold for capital increase, considering management’s rationale or disclosure

For
¡ Additional requests for capital increases on the same agenda	Against
Preferred Stock

Proposals to increase the number of shares of preferred stock authorized for issuance. Except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Case-by-Case

•    Proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote for if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

Against

•    Proposals to issue or create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense. Generally vote against in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote for if the Agent or an

For

PROPOSAL	Guidelines
Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition proposal

•    Proposals to issue or authorize preferred stock in cases where the company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

For

•    Proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry performance in terms of shareholder returns

Case-by-Case

Shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

For
Management Proposals to Reduce the Par Value of Common Stock	For
Shareholder Proposals that Seek Preemptive Rights or Management Proposals that Seek to Eliminate Them	Case-by-Case
Debt Restructuring	Case-by-Case
Share Repurchase Programs
• Proposals for open-market share repurchase plans in which all shareholders may participate on equal terms	For
• Proposals for programs with terms favoring selected parties	Against
• Proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market	Against
• Shareholder proposals seeking share repurchase programs, with input from the Investment Professional(s) for a given Fund to be given primary consideration	Case-by-Case
Management Proposals to Cancel Repurchased Shares	For
Tracking Stock	Case-by-Case
EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, except as otherwise provided for herein, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

Case-by-Case

PROPOSAL	Guidelines

•    Generally vote in accordance with the Agent’s recommendations for equity-based plans with costs within such cap and against those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger

•    Proposals seeking approval of plans for which the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole

Against

•    Proposals for plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s)

For
• Proposals for plans administered by potential grant recipients	Against

•    Proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes

Against

•    Proposals for long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions

Against
• Proposals for plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control)	Against
• Proposals for plans for which the Agent raises other considerations not otherwise provided for herein	Case-by-Case
Restricted Stock or Stock Option Plans

•    Proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Proposals for plans that do not meet the Agent’s criteria in this regard may be supported, but vote against if no disclosure is provided regarding either vesting or performance requirements.

Case-by-Case
Management Proposals Seeking Approval to Reprice, Replace or Exchange	Case-by-Case

PROPOSAL	Guidelines
Options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms

•    Proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support

For

•    Management proposals seeking approval of compensation plans that:

(1)      Permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval;

(2)      Include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above); or

(3)      Give the board sole discretion to approve option repricing, replacement or exchange programs

Against

Director Compensation, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. Do not vote against plans for which burn rate is the sole consideration raised by the Agent.

Case-by-Case

Employee Stock Purchase Plans, and capital issuances in support of such plans, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

Case-by-Case
OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.

• Unless the issuer has provided a compelling rationale, plans that deliver excessive compensation that fails to qualify for favorable tax treatment and are not supported by the Agent	Against
• Amendments that Place a Cap on Annual Grants or Amend	For

PROPOSAL	Guidelines
Administrative Features
• Amendments to Add Performance-Based Goals	For
• Amendments to Increase Shares and Retain Tax Deductions Under OBRA, generally voting for such plans that do not raise any negative concerns under these Guidelines	Case-by-Case
• Approval of Cash or Cash-and-Stock Bonus Plan, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation	For
Shareholder Proposals Regarding Executive and Director Pay

•    Regarding the remuneration of individuals other than senior executives and directors, proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice, or proposals seeking disclosure of executive and director compensation if providing it would be out of step with market practice and disruptive to the business

Against
• Proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein	Against
Severance and Termination Payments

•    Shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events), and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

For
• Shareholder proposals seeking double triggers on change in control awards	For

•    Shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals do not specify change-in-control events; Supplemental Executive Retirement Plans; or deferred executive compensation plans; or if ratification is required by the listing exchange

For

•    All proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote for such compensation arrangements if:

(1)      The primary considerations raised by the Agent would not

Case-by-Case

PROPOSAL	Guidelines

result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee members(s);

(2)    The issuer has provided adequate rationale and/or disclosure; or

(3)    Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

•    Vote in accordance with the Agent’s recommendations on new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Against
Employee Stock Ownership Plans (ESOPs)	For
401(k) Employee Benefit Plans	For
Shareholder proposals requiring mandatory periods for officers and directors to hold company stock	Against
Advisory Votes on Executive Compensation (Say on Pay)

•    Management proposals seeking ratification of the company’s compensation program, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent

For

•    Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines, factoring in whether the issuer has made improvements to its overall compensation program and generally voting for if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration

Case-by-Case
• Proposals not supported by the Agent and referencing incentive plan concerns:

¡       Long-term incentive plans: Proposals citing long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Against
¡ Short-term incentive plans: Proposals citing short-term	Case-by-Case

PROPOSAL	Guidelines
incentive plans over which the board has exercised discretion to exclude extraordinary items, voting against if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains)
• Proposals when named executives have material input into setting their own compensation	Against

•    Proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking

Against
Frequency of Advisory Votes on Executive Compensation
• Proposals seeking an annual say on pay	For
• Proposals seeking a less frequent say on pay	Against
STATE OF INCORPORATION
Voting on State Takeover Statutes	Case-by-Case
Voting on Reincorporation Proposals, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change	Case-by-Case
• Management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported	For
• Shareholder reincorporation proposals not also supported by the company	Against
MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Proposals not typically supported under these Guidelines, if a key proposal, such as a merger transaction, is contingent upon its support and a vote for is accordingly recommended by the Agent or an Investment Professional

For
Mergers and Acquisitions	Case-by-Case
Corporate Restructuring, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, with voting decisions generally based on the Agent’s approach to evaluating such proposals	Case-by-Case

PROPOSAL	Guidelines
Appraisal Rights	For
Changing Corporate Name	For
Adjournment of Meeting
• Proposals to adjourn a meeting when the primary proposal is also voted for	For
MUTUAL FUND PROXIES
Election of Directors	Case-by-Case
Converting Closed-end Fund to Open-end Fund	Case-by-Case
Proxy Contests	Case-by-Case
Investment Advisory Agreements	Case-by-Case
Approving New Classes or Series of Shares	For
Preferred Stock Proposals	Case-by-Case
1940 Act Policies	Case-by-Case
Changing a Fundamental Restriction to Nonfundamental Restriction	Case-by-Case
Change Fundamental Investment Objective to Nonfundamental	Case-by-Case
Name Rule Proposals	Case-by-Case
Disposition of Assets/Termination/Liquidation	Case-by-Case
Changes to the Charter Document	Case-by-Case
Changing the Domicile of a Fund	Case-by-Case
Change in Fund’s Subclassification	Case-by-Case
Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval	For
Distribution Agreements	Case-by-Case
Master-Feeder Structure	For
Mergers	Case-by-Case
Shareholder Proposals to Establish Director Ownership Requirement	Against
Reimburse Shareholder for Expenses Incurred	Case-by-Case
Terminate the Investment Advisor	Case-by-Case

PROPOSAL	Guidelines
Majority Voting Proposals	Case-by-Case
SOCIAL AND ENVIRONMENTAL ISSUES

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue.

Case-by-Case

Shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Against

PROPOSAL	Guidelines
GLOBAL PROXIES

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals when the Agent recommends voting against such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, “against” shall mean withholding of support for a proposal, resulting in submission of a vote of against or abstain, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Against

Proposals for which the Agent recommends support of practices described herein as associated with a firm against vote:

(1)    As the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes); or

(2)    As the more favorable choice when shareholders must choose between alternate proposals

Case-by-Case
Routine Management Proposals	For
• The opening of the shareholder meeting	For
• That the meeting has been convened under local regulatory requirements	For
• The presence of quorum	For
• The agenda for the shareholder meeting	For
• The election of the chair of the meeting	For
• The appointment of shareholders to co-sign the minutes of the meeting	For
• Regulatory filings (e.g., to effect approved share issuances)	For
• The designation of inspector or shareholder representative(s) of minutes of meeting	For
• The designation of two shareholders to approve and sign minutes of	For

PROPOSAL	Guidelines
meeting
• The allowance of questions	For
• The publication of minutes	For
• The closing of the shareholder meeting	For
• Other similar routine management proposals	For

Proposals seeking authority to call shareholder meetings on less than 21 days’ notice, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Case-by-Case
Discharge of Management/Supervisory Board Members

•    Management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends against due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

For
Director Elections

•    Votes on director nominees in uncontested elections not otherwise subject to policies described herein. Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.

Case-by-Case
• Votes in contested elections, with primary consideration given to input from the Investment Professional(s) for a given Fund	Case-by-Case
• For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, non-independent directors when the full board serves as the audit committee, or the	Against

PROPOSAL	Guidelines
company does not have an audit committee

•    For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent nominees to the audit committee, or, if the slate of nominees is bundled, the slate. However, if the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote for if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted against if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Against

•    Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting against when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Case-by-Case

•    Non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange

For
• Non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange	For

•    Individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis

Against

•    For issuers in tax haven markets, votes on bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Against
• For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections. Including:

PROPOSAL	Guidelines

¡      At listed subsidiary companies with controlling shareholders, reelection of top executives if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards.

Against

¡      At companies with a three-committee structure, outside director nominees not deemed independent under the Agent’s standards. However, generally vote for affiliated outsiders if the board after the shareholder meeting is majority independent.

Against

•    Nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

¡      Bundled slates of nominees (e.g., France, Hong Kong or Spain);

¡       Simultaneous reappointment of retiring directors (e.g., South Africa);

¡      In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a case-by-case basis); or

¡       Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision

•    Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Against

•    Nominees in connection with which a recommendation has been made that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring case-by-case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

For

•    When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

• Nominees for whom the Agent has raised concerns regarding scandals or internal controls	Case-by-Case

PROPOSAL	Guidelines

¡       Nominees or slates of nominees when (1) the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered; (2) culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and (3) the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Against
• Non-independent nominees not supported by the Agent when concerns have been raised regarding diminished shareholder value as evidenced by a significant drop in share price and	Case-by-Case

(1)    Few, if any, outside directors are present on the board; and

(2)    The founding family has retained undue influence over the company despite a history of scandal or problematic controls; the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or evidence exists regarding compliance or accounting shortfalls.

Against
• If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect such issues shall apply.

•    Nominees serving on the remuneration committee if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Case-by-Case

•    For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

¡      The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies.

¡      For issuers in Canada, a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Against

•    Self-nominated director candidates, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Case-by-Case

PROPOSAL	Guidelines
• Nominees for whom “over-boarding” issues have been raised by the Agent, unless other concerns require case-by-case consideration	For

•    In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support from the legal entity and vote on the physical person.

• Nominees not supported by the Agent because support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).	Against
• Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
Board Structure
• Proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations	For
• Proposed article amendments in this regard, with voting decisions generally based on the Agent’s approach to evaluating such proposals	Case-by-Case
Director and Officer Indemnification and Liability Protection, voting in accordance with the Agent’s standards	Case-by-Case
• Proposals seeking approval of overly broad provisions	Against
Independent Statutory Auditors

•    With respect to Japanese companies that have not adopted the three-committee structure, any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote against all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Against
• Incumbent nominees at companies implicated in scandals or exhibiting poor internal controls	Against

PROPOSAL	Guidelines
Key Committees

•    Except where market practice otherwise dictates, proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a case-by-case basis.

Against

Director and Statutory Auditor Remuneration, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided

Case-by-Case

•     Proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For

•     For European issuers, non-executive director remuneration if:

(1)    The advance general meeting documents do not specify fees paid to non-executive directors;

(2)    The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

(3)    It provides for granting of stock options or similarly structured equity-based compensation.

Against
• For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.
Bonus Payments
With respect to Japanese companies:
• Follow the Agent’s guidelines on retirement and annual bonus payment proposals if all payments are for directors or auditors who have served as executives of the company	For
• Proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed	Against

•     In all markets, if issues have been raised regarding a scandal or internal controls, bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting against the nominee under

Against

PROPOSAL	Guidelines
criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of retirees a Fund is voting for
Stock Option Plans for Independent Internal Statutory Auditors
• With respect to Japanese companies, proposals regarding option grants to independent internal statutory auditors or other outside parties, following the Agent’s guidelines	Against
Amendment Procedures for Equity Compensation Plans and ESPPs

•    For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

•    Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards there under, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a case-by-case basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

• Plans that:	Against

¡      Exceed the Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

¡      Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

¡      Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market

PROPOSAL	Guidelines

practice or other mitigating provisions;

¡   Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

¡   Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

¡   For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

¡   Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

¡   Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

¡   Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

¡   Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

¡   Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

¡   Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that:

(1)    Performance targets are adequately increased in proportion to the additional time available;

(2)    Retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice; or

(3)    The issuer has committed to cease retesting within a reasonable period of time.

• Such plans/awards or the related issuance of shares that: (1) Do not suffer from the defects noted above; or (2) Otherwise meet the Agent’s tests if the considerations raised	For

PROPOSAL	Guidelines

by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)    The company has provided adequate disclosure and/or a reasonable rationale in support of the relevant plan/award, practice or participation;

(2)    The recipient’s overall compensation appears reasonable;

(3)    Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)    The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

• Proposals in connection with such plans or the related issuance of shares in other instances	Case-by-Case
Remuneration Reports (Advisory Votes on Executive Compensation)

•     Reports/proposals that include compensation plans that:

(1)    Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)    Permit retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)    Cite long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)    Cite equity award valuation triggering a negative recommendation from the Agent;

(5)    Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)    For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)    Include provisions for retirement benefits or equity incentive

Against

PROPOSAL	Guidelines

awards to outside directors if not in line with market practice, except that reports will generally be voted for if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

• Reports receiving the Agent’s support and not triggering the concerns cited above	For

•     Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/ termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines, generally voted for if:

(1)    The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)    The recipient’s overall compensation appears reasonable; and

(3)    The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted for when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Case-by-Case
Shareholder Proposals Regarding Executive and Director Pay
• The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.
General Share Issuances

•     Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

For
• Specific issuance requests, based on the proposed use and the company’s rationale	Case-by-Case

PROPOSAL	Guidelines

•     Proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval

Against
• Nonspecific proposals authorizing excessive discretion to a board	Against
Increases in Authorized Capital
• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

For
• Specific proposals to increase authorized capital, unless:	For

¡       The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

¡       The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Against
• Proposals to adopt unlimited capital authorizations	Against
• The Agent’s market-specific exceptions to the above parameters shall be applied.
Preferred Stock
• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

For
• Creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests	For
• Creation of (1) a new class of preference shares that would carry	Against

PROPOSAL	Guidelines
superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid
Poison Pills/Protective Preference Shares

•    Management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.

Against
• Director remuneration in connection with poison pill considerations raised by the Agent.	Do Not Vote Against
Waiver on Tender-Bid Requirement

•    Proposals seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting for when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request

Case-by-Case
Approval of Financial Statements and Director and Auditor Reports

•    Management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors

For

•    Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence

For

•    Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/ termination payments not otherwise supported by these Guidelines, factoring in the merits of the rationale or disclosure provided and generally voted for if the overall compensation package and/or program at issue appears reasonable

Case-by-Case
• Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee	Against

PROPOSAL	Guidelines
• Such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board	Do Not Vote Against
Remuneration of Auditors
• Proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company	For
Indemnification of Auditors	Against
Ratification of Auditors and Approval of Auditors’ Fees
• For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.
• For other markets, generally follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees:
¡ Such proposals if the level of disclosure and independence meet the Agent’s standards	For
¡ In other cases, such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence	For

¡      If fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, voting for ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence

Case-by-Case
Audit Commission
• Nominees to the audit commission, with voting decisions generally based on the Agent’s approach to evaluating such candidates	Case-by-Case
Allocation of Income and Dividends

•     With respect to Japanese companies, management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, generally voting with the Agent’s recommendations to support such proposals unless:

Case-by-Case
¡ The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
¡ The payout is excessive given the company’s financial position.
• Such proposals by issuers in other markets.	For
• In any market, in the event management offers multiple dividend

PROPOSAL	Guidelines

proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.
Stock (Scrip) Dividend Alternatives	For
• Stock (scrip) dividend proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value	Against
Debt Instruments
• Proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper)	Against
Debt Issuance Requests	Case-by-Case

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

• Debt issuances for companies when the gearing level is between zero and 100 percent	For

•    Proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests

Case-by-Case
Financing Plans
• Adoption of financing plans if they are in the best economic interests of shareholders	For
Related Party Transactions	Case-by-Case

•    Approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high risk terms (e.g., deposits without security interest or guaranty)

For
Approval of Donations
• Proposals for which adequate, prior disclosure of amounts is not provided	Against

PROPOSAL	Guidelines
• Proposals seeking single- or multi-year authorities for which adequate, prior disclosure of amounts is provided	For
Capitalization of Reserves
• Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares	For
Investment of Company Reserves, with primary consideration for such proposals given to input from the Investment Professional(s) for a given Fund	Case-by-Case
Amendments to Articles of Association	Case-by-Case
• That are editorial in nature	For
• Where shareholder rights are protected	For
• Where there is negligible or positive impact on shareholder value	For
• For which management provides adequate reasons for the amendments or the Agent otherwise supports management’s position	For
• That seek to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type	For
• Which the company is required to do so by law (if applicable)	For
• That remove or lower quorum requirements for board or shareholder meetings below levels recommended by the Agent	Against
• That reduce relevant disclosure to shareholders	Against
• That seek to align the articles with provisions of another proposal not supported by these Guidelines	Against
• That are not supported under these Guidelines, are presented within a bundled proposal, and for which the negative impact, on balance, outweighs any positive impact	Against

•    That impose a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights

Against
• With respect to article amendments for Japanese companies:
¡ Management proposals to amend a company’s articles to expand	For

PROPOSAL	Guidelines
its business lines

¡         Management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns

For

¡         If anti-takeover concerns exist, management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense

Against

¡         Management proposals regarding amendments to authorize share repurchases at the board’s discretion, unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest (generally following the Agent’s guidelines)

Against
Other Business
• Management proposals in connection with global proxies, voting in accordance with the Agent’s market-specific recommendations	Against